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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                                                          Free Writing Propectus
                                                      Filed pursuant to Rule 433
                                        Registration Statement No. 333-129918-04




                                 CMBS NEW ISSUE

                                  CSMC 2006-C3

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $1,856,150,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2006-C3



                                 [COMPANY LOGO]





CREDIT SUISSE

                             PNC CAPITAL MARKETS LLC

                                                                        JPMORGAN



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


I.  TRANSACTION OFFERING (1)
--------------------------------------------------------------------------------

                              INITIAL        APPROXIMATE %                                      ASSUMED
                             PRINCIPAL          OF TOTAL                                        WEIGHTED
                              BALANCE           INITIAL       APPROXIMATE       INITIAL          AVERAGE
             EXPECTED       OR NOTIONAL        PRINCIPAL        CREDIT        PASS-THROUGH        LIFE
CLASS       RATINGS(2)        AMOUNT            BALANCE        SUPPORT           RATE(3)       (YEARS)(4)
-----       ----------        ------            -------        -------           -------       ----------
OFFERED CERTIFICATES:
   A-1       Aaa/AAA         $44,000,000         2.20%           30.01%             %               3.1
   A-2       Aaa/AAA         $30,000,000         1.50%           30.01%             %               4.9
   A-AB      Aaa/AAA         $66,000,000         3.30%           30.01%             %               7.0
   A-3       Aaa/AAA        $869,000,000        43.48%           30.01%             %               9.7
  A-1-A      Aaa/AAA        $389,761,000        19.50%           30.01%             %               9.3
   A-M       Aaa/AAA        $200,076,000        10.01%           20.00%             %               9.9
   A-J       Aaa/AAA        $142,397,000         7.13%           12.88%             %              10.0
    B         Aa2/AA         $44,967,000         2.25%           10.63%             %              10.0
    C        Aa3/AA-         $17,487,000         0.87%           9.75%              %              10.0
    D          A2/A          $32,477,000         1.63%           8.13%              %              10.0
    E         A3/A-          $19,985,000         1.00%           7.13%              %              10.0
 NON-OFFERED CERTIFICATES (6):
    F       Baa1/BBB+        $24,982,000         1.25%           5.88%              %              10.0
    G        Baa2/BBB        $24,982,000         1.25%           4.63%              %              10.0
    H       Baa3/BBB-        $22,484,000         1.13%           3.50%              %              10.0
    J        Ba1/BB+          $7,494,000         0.37%           3.13%              %              10.0
    K         Ba2/BB          $7,495,000         0.38%           2.75%              %              10.0
    L        Ba3/BB-          $7,494,000         0.37%           2.38%              %              10.0
    M         B1/B+           $4,997,000         0.25%           2.13%              %              10.0
    N          B2/B           $7,494,000         0.37%           1.75%              %              10.0
    O         B3/B-           $7,495,000         0.38%           1.38%              %              10.0
    P        Caa2/CCC         $9,993,000         0.50%           0.88%              %              10.0
    Q         NR/NR          $17,487,310         0.88%           0.00%              %              10.5
   A-X       Aaa/AAA      $1,998,547,310(7)       N/A             N/A               %               9.4
  A-SP       Aaa/AAA                    (7)       N/A             N/A



                                            EXPECTED
                             EXPECTED       PRINCIPAL           LEGAL
CLASS                       MATURITY(4)     WINDOW(4)          STATUS       ERISA(5)
-----                       -----------     ---------          ------       --------
OFFERED CERTIFICATES:
   A-1                        4/11          7/06-4/11          Public         Yes
   A-2                        5/11          4/11-5/11          Public         Yes
   A-AB                       7/15          5/11-7/15          Public         Yes
   A-3                        5/16          7/15-5/16          Public         Yes
  A-1-A                       5/16          7/06-5/16          Public         Yes
   A-M                        6/16          5/16-6/16          Public         Yes
   A-J                        6/16          6/16-6/16          Public         Yes
    B                         6/16          6/16-6/16          Public         Yes
    C                         6/16          6/16-6/16          Public         Yes
    D                         6/16          6/16-6/16          Public         Yes
    E                         6/16          6/16-6/16          Public         Yes
NON-OFFERED CERTIFICATES (6):
    F                         7/16          6/16-7/16       Private-144A      Yes
    G                         7/16          7/16-7/16       Private-144A      Yes
    H                         7/16          7/16-7/16       Private-144A      Yes
    J                         7/16          7/16-7/16       Private-144A       No
    K                         7/16          7/16-7/16       Private-144A       No
    L                         7/16          7/16-7/16       Private-144A       No
    M                         7/16          7/16-7/16       Private-144A       No
    N                         7/16          7/16-7/16       Private-144A       No
    O                         7/16          7/16-7/16       Private-144A       No
    P                         7/16          7/16-7/16       Private-144A       No
    Q                         6/21          7/16-6/21       Private-144A       No
   A-X                        6/21             N/A          Private-144A      Yes
   A-SP                               N/A          Private-144A      Yes

(1) The commercial mortgage backed securities referred to in these materials, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.
(2) These classes are expected to be rated by Moody's Investors Service and Standard & Poor's Ratings Services. "NR" means not rated.
(3) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the free writing prospectus) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the free writing prospectus. Assumed weighted average life expressed in years.
(5) Expected to be eligible for Credit Suisse Securities (USA) LLC individual prohibited transaction exemption under ERISA.
(6)  Not offered by the free writing prospectus or this term sheet.
(7)  Notional Amount.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

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


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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


II.  MORTGAGE LOAN SELLER PROFILE
     Column Financial, Inc., "Column," will be selling 137 mortgage loans, representing 86.2% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the Issuing Entity. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Securities (USA) LLC. Column has originated more than 7,400 commercial and multifamily mortgage loans, totaling approximately $72.6 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

     PNC Bank, National Association, "PNC Bank," will be selling 24 mortgage loans, representing 13.8% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the Issuing Entity. PNC Bank is headquartered in Pittsburgh, Pennsylvania and is a wholly owned subsidiary of The PNC Financial Services Group, Inc., which had approximately $93 billion of assets as of September 30, 2005. PNC Bank has originated over 1,500 conduit loans totaling approximately $8.9 billion since 1998. PNC Bank's conduit operation, including origination, underwriting, and closing activities, is based in Overland Park, Kansas.

-------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

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

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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

III.  COLLATERAL OVERVIEW (1)

      o  MORTGAGE LOAN POOL
         Initial Mortgage Pool Balance:                                $1,998,547,310
         Average Cut-off Date Principal Balance:                       $12,413,337
         Loans / Properties:                                           161 / 189
         Largest Loan:                                                 17.7%
         Five Largest Loans / Group of Loans:                          43.5%
         Ten Largest Loans / Group of Loans:                           52.4%
      o  PROPERTY TYPE CONCENTRATIONS
         Office:                                                       46.6%
         Retail:                                                       22.7% (Anchored 11.5%, Unanchored 11.2%)
         Multifamily (2):                                              20.7%
         Hotel:                                                        6.3%
         Mixed Use:                                                    2.3%
         Self Storage:                                                 0.8%
         Industrial:                                                   0.6%
      o  GEOGRAPHIC DISTRIBUTION
         New York:                                                     29.8%
         Texas:                                                        8.9%
         California:                                                   7.7% (Southern 7.1%, Northern 0.6%) (3)
         Florida:                                                      6.8%
         Virginia:                                                     6.6%
         North Carolina:                                               5.4%
         Other:                                                        32 other states, each individually 4.4% or less
      o  CREDIT STATISTICS
         Wtd. Avg. Underwritten DSCR (4):                              1.35x
         Wtd. Avg. Cut-off Date LTV Ratio:                             69.3%
         Wtd. Avg. Balloon/ARD LTV Ratio:                              64.2%

(1) All information provided based on a Cut-off Date in June 2006 unless otherwise noted.
(2) Includes Manufactured Housing and Healthcare properties, which each comprise 0.9% of the initial mortgage pool balance.
(3) "Southern California" consists of mortgaged real properties in California in zip codes less than 93600. "Northern California" consists of mortgaged real properties in zip codes greater than or equal to 93600.
(4) For additional information about DSCR calculations for the mortgage loans, please refer to the free writing prospectus and the accompanying diskette.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

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

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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
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III.  COLLATERAL OVERVIEW (CONTINUED)


      o  LOANS WITH RESERVE REQUIREMENTS (1, 2)
         Tax escrows:                                                  97.2%
         Insurance escrows:                                            95.5%
         Cap. Ex escrows:                                              94.2%
         TI/LC escrows (3):                                            84.8%
      o  MORTGAGE LOAN POOL CHARACTERISTICS
         Gross WAC:                                                    5.8710%
         Wtd. Avg. Remaining Term (4):                                 116 Months
         Wtd. Avg. Seasoning:                                          3 Months
         Call Protection:                                              All of the mortgage loans provide for
                                                                       either a prepayment lockout period ("Lockout"),
                                                                       a defeasance period ("Defeasance"),
                                                                       a yield maintenance premium period ("YMP"),
                                                                       or a combination thereof.
         Ownership Interest:                                           96.3% (Fee) and 3.7% (Leasehold)
         Delinquency:                                                  None of the mortgage loans were delinquent
                                                                       with respect to any monthly debt service payment
                                                                       for 30 days or more as of the May 2006 due date.

(1)   Includes loans with provisions for upfront and/or collected reserves.
(2)   Includes loans that provide for springing reserves.
(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

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


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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

IV.   TRANSACTION OVERVIEW

OFFERED CERTIFICATES:           Classes A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D and E

PASS-THROUGH STRUCTURE:         Senior/Subordinate, Sequential Pay Pass-Through Certificates

MORTGAGE LOAN SELLERS:          Column Financial, Inc. and PNC Bank, National Association

SPONSORS:                       Column Financial, Inc. and PNC Bank, National Association

BOOKRUNNER/LEAD MANAGER:        Credit Suisse Securities (USA) LLC

CO-MANAGERS:                    PNC Capital Markets LLC and J.P. Morgan Securities Inc.

RATING AGENCIES:                Moody's Investors Service and Standard & Poor's Ratings Services.

MASTER SERVICER:                Midland Loan Services, Inc.

PRIMARY SERVICER:               Midland Loan Services, Inc.

SPECIAL SERVICER:               Midland Loan Services, Inc.

TRUSTEE:                        Wells Fargo Bank, N.A.

CUT-OFF DATE:                   June 2006

SETTLEMENT DATE:                On or about June 30, 2006

DISTRIBUTION DATE:              The fourth business day following the Determination Date in each month, beginning July 2006

DETERMINATION DATE:             The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding business day, beginning in July 2006

MINIMUM DENOMINATIONS:          $10,000 for all offered Certificates and in additional multiples of $1

SETTLEMENT TERMS:               DTC, Euroclear and Clearstream, same day funds, with accrued interest

ERISA:                          Classes A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D and E and are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:                  REMIC

ANALYTICS:                      Cashflows  are  expected  to be  available  through  Bloomberg,  the  Trepp  Group,  and Intex
                                Solutions.

TAX NOTICE:                     THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED,  AND CANNOT BE USED, FOR THE PURPOSE OF
                                AVOIDING  U.S.  FEDERAL,  STATE,  OR LOCAL TAX  PENALTIES.  THIS  TERM  SHEET IS  WRITTEN  AND
                                PROVIDED BY THE  DEPOSITOR IN  CONNECTION  WITH THE  PROMOTION OR MARKETING BY THE MANAGERS OF
                                THE TRANSACTIONS OR MATTERS  ADDRESSED IN THIS TERM SHEET.  INVESTORS SHOULD SEEK ADVICE BASED
                                ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


V.   STRUCTURE DESCRIPTION

o For purposes of distributions to the Class A-1, A-2, A-AB, A-3 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB Certificates (until its balance reaches a scheduled balance), then to the Class A-1, A-2, A-AB and A-3 Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Free Writing Prospectus for more detailed information.

o All principal remaining after the Class A-1, A-2, A-AB, A-3 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

o The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P and Q Certificates. The Free Writing Prospectus describes the notional amounts on which the Classes A-X and A-SP will individually accrue interest.

o The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P and Q Certificates. The Free Writing Prospectus describes the pass-through rates at which the Classes A-X and A-SP Certificates will individually accrue interest.

o Losses will be allocated to each Class of Certificates in reverse order of priority starting with the Class Q through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-AB, A-3 and A-1-A on a pro rata basis.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


VI.  YIELD MAINTENANCE CHARGES ALLOCATION


YIELD MAINTENANCE CHARGES:    Yield Maintenance Charges will generally be distributed on each Distribution
                              Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B,
                              C, D, E, F, G and H Certificates (the "Yield Maintenance Classes"). The entire amount remaining will be distributed to Class A-X, and in some cases, the Class
                              A-SP Certificates.

                              With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a
                              fraction, not greater than one or less than zero, having:

                              o   a numerator equal to the excess, if any, of the pass-through rate on such class of
                                  Certificates over the relevant discount rate, and

                              o   a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                              With respect to each Yield Maintenance Class, the "Principal Entitlement
                              Fraction" is a fraction having:

                              o   a numerator equal to the total principal distributable on such class of
                                  Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                              o   a denominator equal to the total principal, distributable on all the
                                  Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


VI.   YIELD MAINTENANCE CHARGES ALLOCATION (CONTINUED)


YIELD MAINTENANCE CHARGE EXAMPLE:    The following is an example of the Yield Maintenance Charge allocation based on the following assumptions:

                                     o   Class receiving 100% of the principal is A-1
                                     o   Mortgage rate:  8.00%
                                     o   The Discount Rate at time of prepayment:  5.75%
                                     o   The Class A-1 Pass-Through Rate is equal to 7.00%


METHOD                                                 CLASS A-1 CERTIFICATES          CLASS A-X / CLASS A-SP CERTIFICATES
----------------------------------------------------------------------------------------------------------------------------------

(CLASS PASS THROUGH RATE - DISCOUNT RATE)              (7.00%-5.75%)                   (100.00%-Class A-1 Certificate Percentage)
-----------------------------------------              -------------
(Mortgage Rate-Discount Rate)                          (8.00%-5.75%)

Yield Maintenance Charge Allocation                    55.56%                          44.44%

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------



VII.  ADDITIONAL DEAL FEATURES


PREPAYMENT INTEREST SHORTFALLS:   Any Prepayment Interest Shortfalls that are not offset by the compensating payments made in limited circumstances by the Master Servicer will generally be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

ADVANCES:                         The Master Servicer will generally be required to advance delinquent scheduled payments of principal and interest on the related mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to recoverability standard. The Master
                                  Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:             On any Distribution Date on which the mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the issuing entity may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Free Writing Prospectus), the Master
                                  Servicer, or the Special Servicer. The relative priorities of such parties with respect to exercising this option are described in the Free Writing Prospectus.




--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------
















                           [INTENTIONALLY LEFT BLANK]

















--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGED REAL PROPERTIES BY STATE
--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                                  NUMBER OF                         PERCENTAGE OF     AVERAGE                   WEIGHTED
                                  MORTGAGED         CUT-OFF DATE       INITIAL        MORTGAGE     WEIGHTED     AVERAGE
                                    REAL              PRINCIPAL      MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE
STATE                            PROPERTIES          BALANCE (1)        BALANCE         RATE       U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
New York                             8          $  594,712,753          29.8%         5.7050%         1.37x       63.4%
Texas                               26             177,005,215           8.9%         5.9089%         1.31        73.0%
California                          24             153,044,239           7.7%         5.9424%         1.44        62.3%
Southern California (2)             21             142,025,192           7.1%         5.9190%         1.46        62.4%
Northern California (2)              3              11,019,047           0.6%         6.2440%         1.27        60.8%
Florida                             17             136,117,846           6.8%         6.1035%         1.36        70.5%
Virginia                            11             132,446,216           6.6%         5.7855%         1.30        76.0%
North Carolina                      10             107,170,319           5.4%         6.0578%         1.26        74.9%
Connecticut                          4              87,259,845           4.4%         5.5939%         1.25        78.5%
Louisiana                            6              77,186,266           3.9%         5.8930%         1.22        73.0%
Pennsylvania                         2              72,920,000           3.6%         6.2897%         1.27        74.0%
Georgia                              8              59,357,913           3.0%         6.0685%         1.57        63.4%
Illinois                             8              42,817,356           2.1%         5.8009%         1.24        73.4%
Arizona                              5              40,787,581           2.0%         5.9446%         1.32        67.3%
Missouri                             2              37,432,961           1.9%         5.7231%         1.25        77.6%
Maryland                             6              34,160,391           1.7%         5.9662%         1.38        63.6%
Oklahoma                             8              30,315,434           1.5%         5.9716%         1.46        69.3%
Michigan                             4              30,105,722           1.5%         6.3987%         1.40        73.6%
Wisconsin                            1              30,000,000           1.5%         5.4100%         1.58        75.0%
Ohio                                 4              24,003,065           1.2%         5.8277%         1.23        78.2%
Indiana                              6              22,384,257           1.1%         6.0451%         1.24        75.6%
Massachusetts                        2              12,490,151           0.6%         6.1900%         1.22        62.5%
Colorado                             2              11,300,000           0.6%         5.4182%         1.55        78.1%
Nevada                               2              11,283,164           0.6%         5.9265%         1.41        63.8%
Minnesota                            1              11,200,000           0.6%         6.3600%         1.39        79.4%
Tennessee                            2               9,943,728           0.5%         5.9195%         1.30        76.3%
South Carolina                       4               7,327,445           0.4%         6.0648%         1.51        70.1%
Iowa                                 3               6,864,043           0.3%         5.8600%         1.21        77.3%
New Hampshire                        1               5,991,717           0.3%         5.5925%         1.21        70.5%
Maine                                1               5,200,000           0.3%         6.4600%         1.37        80.0%
Wyoming                              1               4,100,000           0.2%         6.3400%         1.80        50.0%
Oregon                               1               3,593,574           0.2%         6.1100%         1.28        79.9%
New Mexico                           1               3,500,000           0.2%         5.6700%         1.70        56.5%
Utah                                 1               3,300,000           0.2%         5.7200%         1.37        67.3%
New Jersey                           1               3,197,717           0.2%         6.5500%         1.25        76.1%
Alabama                              1               3,104,032           0.2%         5.8600%         1.21        78.8%
Washington                           2               2,235,165           0.1%         6.2912%         1.24        69.4%
Kansas                               1               2,000,000           0.1%         6.3800%         1.33        75.5%
Arkansas                             1               1,575,000           0.1%         6.3500%         1.30        75.0%
Nebraska                             1               1,114,193           0.1%         6.5000%         1.36        62.6%
                                   ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            189          $1,998,547,310         100.0%         5.8710%         1.35x       69.3%
                                   ====================================================================================

(1) Based on a Cut-off Date in June 2006.

(2) Southern California consists of mortgaged real properties in California zip codes less than or equal to 93600.
    Northern California consists of mortgaged real properties in California zip codes greater than 93600.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                          WEIGHTED
                        NUMBER OF                     PERCENTAGE OF       AVERAGE                    WEIGHTED
                        MORTGAGED   CUT-OFF DATE         INITIAL          MORTGAGE     WEIGHTED      AVERAGE
                          REAL        PRINCIPAL        MORTGAGE POOL     INTEREST      AVERAGE     CUT-OFF DATE
PROPERTY TYPE           PROPERTIES   BALANCE (1)          BALANCE          RATE        U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------

Office                     32       $  931,425,673          46.6%           5.8401%       1.35x         66.8%
Retail                     71          453,323,515          22.7%           5.9437%       1.27          70.9%
Multifamily                53          395,467,738          19.8%           5.7359%       1.30          75.3%
Hotel                      13          126,045,939           6.3%           6.0782%       1.55          67.4%
Mixed Use                   9           45,766,598           2.3%           5.9067%       1.51          66.2%
Healthcare                  2           17,876,394           0.9%           7.1017%       1.44          64.1%
Self Storage                6           15,916,083           0.8%           5.8504%       2.62          42.7%
Industrial                  3           12,725,369           0.6%           5.8627%       1.32          73.5%
                          -----------------------------------------------------------------------------------
                          189       $1,998,547,310         100.0%           5.8710%       1.35x         69.3%
                          ===================================================================================



(1) Based on a Cut-off Date in June 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                       NUMBER OF                      PERCENTAGE OF      AVERAGE                    WEIGHTED
                                       MORTGAGED       CUT-OFF DATE      INITIAL         MORTGAGE     WEIGHTED      AVERAGE
                     PROPERTY            REAL            PRINCIPAL    MORTGAGE POOL      INTEREST     AVERAGE     CUT-OFF DATE
PROPERTY TYPE        SUB-TYPE         PROPERTIES        BALANCE (1)      BALANCE          RATE        U/W DSCR    LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------
OFFICE
                     Central Business
                       District             4        $  598,606,824        30.0%         5.7614%        1.35x          63.9%
                     Suburban              28           332,818,849        16.7%         5.9816%        1.33           72.1%
                                           --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    32        $  931,425,673        46.6%         5.8401%        1.35x          66.8%
                                           ================================================================================
RETAIL
                     Anchored              13        $  228,888,996        11.5%         5.8449%        1.27x          70.7%
                     Unanchored            58           224,434,519        11.2%         6.0444%        1.26           71.0%
                                           --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    71        $  453,323,515        22.7%         5.9437%        1.27x          70.9%
                                           ================================================================================
MULTIFAMILY
                     Conventional          46        $  378,074,148        18.9%         5.7161%        1.29x          75.7%
                     Manufactured Housing   7            17,393,590         0.9%          6.1665%        1.47           66.0%
                                           --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    53        $  395,467,738        19.8%         5.7359%        1.30x          75.3%
                                           ================================================================================
HOTEL
                     Full Service           4         $  63,100,581         3.2%          5.9094%        1.52x          70.2%
                     Limited Service        9            62,945,358         3.1%          6.2475%        1.58           64.7%
                                           --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    13        $  126,045,939        6.3%          6.0782%        1.55x          67.4%
                                           ================================================================================


(1)  Based on a Cut-off Date in June 2006.


--------------------------------------------------------------------------------
           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------

                                                                                        WEIGHTED
                                   NUMBER OF                          PERCENTAGE OF      AVERAGE                     WEIGHTED
                                   MORTGAGED         CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED      AVERAGE
                                     REAL             PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE     CUT-OFF DATE
OWNERSHIP INTEREST                PROPERTIES         BALANCE (1)         BALANCE          RATES        U/W DSCR    LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
Fee                                  183           $1,923,613,015         96.3%           5.8577%        1.35x        69.2%
Leasehold                              6               74,934,295          3.7%           6.2135%        1.27         70.9%
                                     --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              189           $1,998,547,310        100.0%           5.8710%        1.35x        69.3%
                                     ======================================================================================

(1)  Based on a Cut-off Date in June 2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       CUT-OFF DATE PRINCIPAL BALANCES (1)
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                                    NUMBER OF                          PERCENTAGE OF     AVERAGE                    WEIGHTED
                                   UNDERLYING           CUT-OFF DATE     INITIAL         MORTGAGE     WEIGHTED      AVERAGE
RANGE OF CUT-OFF DATE              MORTGAGE             PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE     CUT-OFF DATE
PRINCIPAL BALANCES (1)              LOANS               BALANCE (1)      BALANCE           RATE       U/W DSCR    LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------

$987,302      -     1,000,000          3               $   2,981,203        0.1%         6.2839%        1.50x         56.6%
1,000,001     -     1,500,000         10                  12,172,954        0.6%         6.4741%        1.34          67.1%
1,500,001     -     2,000,000         10                  17,285,225        0.9%         6.2216%        1.54          64.8%
2,000,001     -     3,000,000         21                  52,418,373        2.6%         5.9449%        1.49          63.7%
3,000,001     -     4,000,000         19                  63,220,456        3.2%         6.0149%        1.57          67.6%
4,000,001     -     5,000,000         13                  57,733,696        2.9%         5.9455%        1.44          64.7%
5,000,001     -     6,000,000         16                  88,360,622        4.4%         6.1441%        1.35          68.1%
6,000,001     -     8,000,000         14                 101,011,892        5.1%         5.9917%        1.32          70.7%
8,000,001     -    10,000,000         18                 160,358,388        8.0%         6.0761%        1.36          69.8%
10,000,001    -    12,500,000         12                 139,501,877        7.0%         6.0548%        1.35          68.0%
12,500,001    -    15,000,000          7                  97,008,727        4.9%         6.1878%        1.31          74.6%
15,000,001    -    20,000,000          4                  69,460,509        3.5%         5.8207%        1.24          75.7%
20,000,001    -    40,000,000          8                 211,513,805       10.6%         5.8988%        1.39          70.0%
40,000,001    -    80,000,000          3                 196,920,000        9.9%         5.8713%        1.24          75.5%
80,000,001    -   180,000,000          1                 177,000,000        8.9%         5.7684%        1.31          63.9%
180,000,001   -  $353,000,000          2                 551,599,584       27.6%         5.6141%        1.34          68.3%
                                     -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              161              $1,998,547,310      100.0%         5.8710%        1.35x         69.3%
                                     =====================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE(1):    $353,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE(1):        $987,302
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE(1):     $12,413,337


(1)  Based on a Cut-off Date in June 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                 WEIGHTED
                            NUMBER OF                        PERCENTAGE OF       AVERAGE                    WEIGHTED
                           UNDERLYING       CUT-OFF DATE        INITIAL          MORTGAGE      WEIGHTED     AVERAGE
   RANGE OF                 MORTGAGE         PRINCIPAL       MORTGAGE POOL       INTEREST      AVERAGE    CUT-OFF DATE
   U/W DSCRS                 LOANS           BALANCE(1)         BALANCE           RATE         U/W DSCR    LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------------
1.20x  -  1.23                41         $  419,846,987           21.0%           5.9523%        1.21x       72.9%
1.24   -  1.27                27            498,106,559           24.9%           5.8196%        1.25        77.0%
1.28   -  1.33                27            324,408,439           16.2%           5.8587%        1.31        67.7%
1.34   -  1.40                21            452,194,806           22.6%           5.7684%        1.39        63.7%
1.41   -  1.45                 5             19,685,658            1.0%           5.9013%        1.42        63.9%
1.46   -  1.60                18            166,332,347            8.3%           6.0211%        1.52        66.3%
1.61   -  1.80                12             62,511,095            3.1%           6.0155%        1.69        62.5%
1.81   -  2.00                 4             38,872,000            1.9%           6.1648%        1.85        50.1%
2.01   -  3.81x                6             16,589,420            0.8%           5.6230%        2.90        34.2%
                             ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      161         $1,998,547,310          100.0%           5.8710%        1.35x       69.3%
                             ====================================================================================



MAXIMUM U/W DSCR:                 3.81x
MINIMUM U/W DSCR:                 1.20x
WTD. AVG. U/W DSCR:               1.35x

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)
--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                                   NUMBER OF                       PERCENTAGE OF     AVERAGE                    WEIGHTED
                                  UNDERLYING       CUT-OFF DATE      INITIAL         MORTGAGE     WEIGHTED      AVERAGE
RANGE OF CUT-OFF DATE              MORTGAGE         PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE     CUT-OFF DATE
LOAN-TO-VALUE RATIOS(1)             LOANS           BALANCE(1)        BALANCE          RATE       U/W DSCR    LTV RATIO(1)
--------------------------------------------------------------------------------------------------------------------------

28.9%     -    40.0%                   7         $    15,628,040        0.8%          5.6954%      2.82x         32.0%
40.1%     -    60.0%                  25             179,238,912        9.0%          6.0335%      1.54          53.6%
60.1%     -    65.0%                  17             600,303,877       30.0%          5.7447%      1.37          62.6%
65.1%     -    70.0%                  25             136,577,829        6.8%          6.1326%      1.36          67.6%
70.1%     -    73.0%                  18             154,800,071        7.7%          6.0069%      1.32          71.3%
73.1%     -    75.0%                  18             180,934,969        9.1%          5.9945%      1.29          74.3%
75.1%     -    78.0%                  24             298,786,078       15.0%          6.0365%      1.27          76.0%
78.1%     -    80.0%                  27             432,277,534       21.6%          5.6880%      1.26          79.4%
                                     --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              161         $ 1,998,547,310      100.0%          5.8710%      1.35x         69.3%
                                     ================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO(1):                  80.0%
MINIMUM CUT-OFF DATE LTV RATIO(1):                  28.9%
WTD. AVG. CUT-OFF DATE LTV RATIO(1):                69.3%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
                                  UNDERLYING      CUT-OFF DATE       INITIAL        MORTGAGE     WEIGHTED       AVERAGE
       RANGE OF                    MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST     AVERAGE      CUT-OFF DATE
MORTGAGE INTEREST RATES             LOANS           BALANCE (1)     BALANCE          RATE       U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------
5.1500%     -     5.5000%             9         $  105,797,539          5.3%        5.3194%       1.38x          72.0%
5.5001%     -     5.7500%            21            713,180,366         35.7%        5.6068%       1.36           69.1%
5.7501%     -     6.0000%            47            553,551,515         27.7%        5.8494%       1.32           69.1%
6.0001%     -     6.2500%            35            294,088,044         14.7%        6.1312%       1.37           66.8%
6.2501%     -     6.5000%            31            255,053,376         12.8%        6.3291%       1.31           72.3%
6.5001%     -     6.7500%            13             46,706,973          2.3%        6.5615%       1.36           69.1%
6.7501%     -     7.0000%             4             20,963,361          1.0%        6.8167%       1.46           61.5%
7.0001%     -     7.3200%             1              9,206,135          0.5%        7.3200%       1.40           67.8%
                                    ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             161         $1,998,547,310        100.0%        5.8710%       1.35x          69.3%
                                    =================================================================================


MAXIMUM MORTGAGE INTEREST RATE:         7.3200%
MINIMUM MORTGAGE INTEREST RATE:         5.1500%
WTD. AVG. MORTGAGE INTEREST RATE:       5.8710%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE
--------------------------------------------------------------------------------

                                                                               WEIGHTED
                                    NUMBER OF                   PERCENTAGE OF  AVERAGE                 WEIGHTED        WEIGHTED
                                   UNDERLYING    CUT-OFF DATE      INITIAL     MORTGAGE   WEIGHTED     AVERAGE         AVERAGE
                                    MORTGAGE      PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE    CUT-OFF DATE     REMAINING
LOAN TYPE                            LOANS       BALANCE (1)       BALANCE       RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Balloon Loans with Partial IO Term     83      $1,088,860,489        54.5%        5.8799%    1.33x      72.4%              47
Interest Only Balloon Loans             5         560,400,000        28.0%        5.7014%    1.37       63.3%             117
Balloon Loans without IO Term          68         324,857,521        16.3%        6.1166%    1.36       69.3%             N/A
ARD Loans without IO Term               2          12,439,880         0.6%        6.1887%    1.53       72.0%             N/A
ARD Loans with Partial IO Term          2          10,400,000         0.5%        5.9999%    1.57       59.8%              38
Fully Amortizing Loans                  1           1,589,420         0.1%        6.1900%    2.09       28.9%             N/A
                                      ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               161      $1,998,547,310       100.0%        5.8710%    1.35X      69.3%             N/A
                                      =======================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL TERMS TO STATED MATURITY (1)
--------------------------------------------------------------------------------

                                                                                    WEIGHTED
                                   NUMBER OF                      PERCENTAGE OF     AVERAGE                     WEIGHTED
         RANGE OF                 UNDERLYING      CUT-OFF DATE      INITIAL         MORTGAGE    WEIGHTED        AVERAGE
      ORIGINAL TERMS              MORTGAGE         PRINCIPAL      MORTGAGE POOL     INTEREST    AVERAGE       CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)     LOANS          BALANCE (2)      BALANCE           RATE      U/W DSCR      LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------

60            -            84          9        $   54,188,589        2.7%           6.0961%     1.49x           63.5%
85            -           120        112         1,499,855,211       75.0%           5.8545%     1.35            69.9%
121           -           180         40           444,503,509       22.2%           5.8993%     1.33            67.6%
                                     --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              161        $1,998,547,310      100.0%           5.8710%     1.35x           69.3%
                                     ================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):    60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1): 119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
                    REMAINING TERMS TO STATED MATURITY (1,2)
--------------------------------------------------------------------------------

                                                                                       WEIGHTED
                                    NUMBER OF                       PERCENTAGE OF      AVERAGE                      WEIGHTED
         RANGE OF                  UNDERLYING     CUT-OFF DATE        INITIAL          MORTGAGE      WEIGHTED       AVERAGE
      REMAINING TERMS               MORTGAGE       PRINCIPAL        MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1, 2)   LOANS          BALANCE (2)        BALANCE          RATES        U/W DSCR     LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------------
50            -              60        6          $   39,974,396         2.0%           6.0995%        1.46x        65.9%
61            -              84        3              14,214,193         0.7%           6.0866%        1.57         56.8%
85            -             110        5              18,294,582         0.9%           5.4649%        1.29         76.1%
111           -             115       13             404,415,912        20.2%           5.5838%        1.29         77.3%
116           -             120      115           1,389,736,806        69.5%           5.9278%        1.36         67.1%
121           -             180       19             131,911,420        6.6%            6.1171%        1.34         69.0%
                                     -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              161          $1,998,547,310       100.0%           5.8710%        1.35x        69.3%
                                     ===================================================================================


MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1,2):   180
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1,2):    50
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1,2): 116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ORIGINAL AMORTIZATION TERMS (1)
--------------------------------------------------------------------------------

                                                                               WEIGHTED
                              NUMBER OF                     PERCENTAGE OF      AVERAGE                        WEIGHTED
      RANGE OF               UNDERLYING     CUT-OFF DATE       INITIAL         MORTGAGE       WEIGHTED        AVERAGE
ORIGINAL AMORTIZATION         MORTGAGE       PRINCIPAL      MORTGAGE POOL      INTEREST       AVERAGE       CUT-OFF DATE
  TERMS (MONTHS)(1)            LOANS          BALANCE (2)      BALANCE           RATE         U/W DSCR       LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------
Interest Only                     5        $  560,400,000         28.0%         5.7011%        1.37x           63.3%
180   -   300                    17           103,416,041          5.2%         6.3635%        1.51            62.9%
301   -   364                   139         1,334,731,269         66.8%         5.9042%        1.33            72.3%
                                -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         161        $1,998,547,310        100.0%         5.8710%        1.35x           69.3%
                                ===================================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):       364
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):       180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):     356

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                        REMAINING AMORTIZATION TERMS (1)
--------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                NUMBER OF                      PERCENTAGE OF       AVERAGE                       WEIGHTED
       RANGE OF                UNDERLYING      CUT-OFF DATE       INITIAL          MORTGAGE       WEIGHTED       AVERAGE
REMAINING AMORTIZATION          MORTGAGE        PRINCIPAL      MORTGAGE POOL       INTEREST       AVERAGE      CUT-OFF DATE
  TERMS (MONTHS) (1, 2)          LOANS          BALANCE (2)       BALANCE           RATES         U/W DSCR     LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------
Interest Only                      5          $  560,400,000       28.0%            5.7011%        1.37x          63.3%
178    -    240                    1               1,589,420        0.1%            6.1900%        2.09           28.9%
241    -    300                   16             101,826,621        5.1%            6.3662%        1.50           63.5%
301    -    355                   11              38,472,283        1.9%            5.5285%        1.31           75.2%
356    -    364                  128           1,296,258,987       64.9%            5.9153%        1.33           72.2%
                                 -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          161          $1,998,547,310      100.0%            5.8710%        1.35x          69.3%
                                 =====================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):             364
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):             178
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):           355


(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        YEARS BUILT / YEARS RENOVATED (1)
--------------------------------------------------------------------------------

                                                                               WEIGHTED
                          NUMBER OF                        PERCENTAGE OF       AVERAGE                       WEIGHTED
                         MORTGAGED         CUT-OFF DATE      INITIAL          MORTGAGE       WEIGHTED        AVERAGE
   RANGE OF YEARS           REAL             PRINCIPAL     MORTGAGE POOL      INTEREST       AVERAGE       CUT-OFF DATE
BUILT/RENOVATED(1)       PROPERTIES         BALANCE(2)        BALANCE           RATE         U/W DSCR      LTV RATIO(2)
-----------------------------------------------------------------------------------------------------------------------
1946    -    1985            19          $  104,309,165          5.2%           5.9531%        1.56x           65.4%
1986    -    1995            13             146,753,790          7.3%           6.2711%        1.30            70.2%
1996    -    2000            21             159,551,290          8.0%           6.1186%        1.41            68.4%
2001    -    2003            44             616,016,216         30.8%           5.7827%        1.40            64.9%
2004    -    2006            92             971,916,849         48.6%           5.8172%        1.29            72.4%
                            ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     189          $1,998,547,310       100.0%            5.8710%        1.35x           69.3%
                            =======================================================================================


MOST RECENT YEAR BUILT/RENOVATED:     2006
OLDEST YEAR BUILT/RENOVATED           1946
WTD. AVG. YEAR BUILT/RENOVATED:       2001

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
                       OCCUPANCY RATES AT UNDERWRITING (1)
--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                                 NUMBER OF                      PERCENTAGE OF        AVERAGE                       WEIGHTED
                                MORTGAGED       CUT-OFF DATE       INITIAL           MORTGAGE      WEIGHTED        AVERAGE
        RANGE OF                  REAL           PRINCIPAL      MORTGAGE POOL        INTEREST       AVERAGE      CUT-OFF DATE
OCCUPANCY RATES AT U/W(1)      PROPERTIES        BALANCE(2)        BALANCE             RATE        U/W DSCR      LTV RATIO(2)
-----------------------------------------------------------------------------------------------------------------------------
70%     -        80%                 6       $   24,652,348         1.2%              6.1201%       1.46x           60.4%
81%     -        85%                10          192,591,370         9.6%              5.6243%       1.26            76.2%
86%     -        90%                23          171,796,566         8.6%              5.8136%       1.33            73.9%
91%     -        93%                14          109,741,623         5.5%              5.9561%       1.33            75.7%
94%     -        95%                22          375,383,183        18.8%              5.9501%       1.33            67.7%
96%     -        97%                20          137,598,889         6.9%              5.9046%       1.30            73.7%
98%     -        100%               81          860,737,392        43.1%              5.8495%       1.35            66.4%
                                   -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            176       $1,872,501,371        93.7%              5.8571%       1.33x           69.4%
                                   =====================================================================================



MAXIMUM OCCUPANCY RATE AT U/W(1):                 100%
MINIMUM OCCUPANCY RATE AT U/W(1):                  70%
WTD. AVG. OCCUPANCY RATE AT U/W(1):                95%

(1)  HOTEL PROPERTIES ARE NOT INCLUDED.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)
--------------------------------------------------------------------------------

                                                                         WEIGHTED
                                                                         AVERAGE
                         NUMBER OF                      PERCENTAGE OF   REMAINING
       RANGE OF         UNDERLYING      CUT-OFF DATE      INITIAL        LOCKOUT
  REMAINING TERMS TO     MORTGAGE        PRINCIPAL      MORTGAGE POOL    PERIOD
STATED MATURITY (1,2)     LOANS          BALANCE (1)      BALANCE       (MONTHS)(1)
-----------------------------------------------------------------------------------
50     -     65             6          $   39,974,396       2.0%            51
66     -    100             3              14,214,193       0.7%            63
101    -    115            18             422,710,495      21.2%           108
116    -    118            37             578,507,912      28.9%           110
119    -    120            78             811,228,894      40.6%           114
121    -    125            17             128,922,000       6.5%           102
126    -    180             2               2,989,420       0.1%           119
                          ----------------------------------------------------
TOTAL/WEIGHTED AVERAGE:   161          $1,998,547,310     100.0%           109
                          ====================================================

                            WEIGHTED          WEIGHTED
                            AVERAGE       AVERAGE REMAINING       WEIGHTED
                           REMAINING        LOCKOUT PLUS YM        AVERAGE
       RANGE OF             LOCKOUT      PLUS STATIC PREMIUM      REMAINING
  REMAINING TERMS TO     PLUS YM PERIOD        PERIOD              MATURITY
STATED MATURITY (1,2)      (MONTHS)(1)       (MONTHS)(1)         (MONTHS)(1,2)
------------------------------------------------------------------------------

50     -     65                53                 53                  57
66     -    100                63                 63                  81
101    -    115               109                109                 115
116    -    118               113                113                 117
119    -    120               116                116                 120
121    -    125               118                118                 121
126    -    180               174                174                 179
                              ------------------------------------------
TOTAL/WEIGHTED AVERAGE:       112                112                 116
                              ==========================================



(1) BASED ON A CUT-OFF DATE IN JUNE 2006.
(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

--------------------------------------------------------------------------------
                                PREPAYMENT OPTION
--------------------------------------------------------------------------------

                                                                                 WEIGHTED        WEIGHTED
                                                                                 AVERAGE         AVERAGE
                                NUMBER OF                       PERCENTAGE OF    REMAINING      REMAINING
                                UNDERLYING       CUT-OFF DATE     INITIAL         LOCKOUT        LOCKOUT
                                MORTGAGE          PRINCIPAL      MORTGAGE POOL    PERIOD      PLUS YM PERIOD
PREPAYMENT OPTION                 LOANS          BALANCE (1)       BALANCE       (MONTHS)(1)    (MONTHS) (1)
------------------------------------------------------------------------------------------------------------

Lockout / Defeasance              146          $1,921,165,702       96.1%           112            112
Lockout / Yield Maintenance (3)    14              73,035,036        3.7%            46            117
Yield Maintenance / Defeasance      1               4,346,573        0.2%            31             55
                                  --------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           161          $1,998,547,310      100.0%           109            112
                                  ====================================================================

                                     WEIGHTED
                                AVERAGE REMAINING        WEIGHTED
                                  LOCKOUT PLUS YM        AVERAGE
                                PLUS STATIC PREMIUM     REMAINING
                                      PERIOD             MATURITY
PREPAYMENT OPTION                  (MONTHS) (1)       (MONTHS) (1,2)
--------------------------------------------------------------------

Lockout / Defeasance                  112                 116
Lockout / Yield Maintenance (3)       117                 120
Yield Maintenance / Defeasance         55                  59
                                      -----------------------
TOTAL/WEIGHTED AVERAGE:               112                 116
                                      =======================


(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.
(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
(3) INCLUDES THE 4901, 4931 AND 4961 TELSA DRIVE LOAN; HOWEVER, THE BORROWER ALSO HAS THE OPTION TO DEFEASE THE LOAN.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       LARGE MORTGAGE LOAN CONCENTRATIONS
--------------------------------------------------------------------------------

                                                                      WEIGHTED
                                                 PERCENTAGE OF        AVERAGE                        WEIGHTED
                             CUT-OFF DATE          INITIAL           MORTGAGE         WEIGHTED       AVERAGE
                              PRINCIPAL          MORTGAGE POOL       INTEREST         AVERAGE      CUT-OFF DATE
CONCENTRATION                  BALANCE             BALANCE             RATE           U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
Top 1                      $  353,000,000            17.7%            5.6475%          1.39x          61.9%
Top 3                         728,599,584            36.5%            5.6516%          1.34           67.2%
Top 5                         868,519,584            43.5%            5.6883%          1.32           68.8%
Top 7                         962,494,584            48.2%            5.7141%          1.31           69.2%
Top 10                      1,047,994,584            52.4%            5.7050%          1.33           68.6%
                           --------------------------------------------------------------------------------
ENTIRE POOL                $1,998,547,310           100.0%            5.8710%          1.35x          69.3%
                           ================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE
--------------------------------------------------------------------------------


                                                                                WEIGHTED
                         NUMBER OF                              PERCENTAGE OF   AVERAGE                   WEIGHTED
                         MORTGAGED             CUT-OFF DATE     INITIAL         MORTGAGE  WEIGHTED        AVERAGE
                         REAL                  PRINCIPAL        LOAN GROUP 1    INTEREST  AVERAGE         CUT-OFF DATE
STATE                    PROPERTIES            BALANCE (1)      BALANCE         RATE      U/W DSCR        LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
New York                 8                $  594,712,753       37.0%            5.7050%   1.37x           63.4%
California               24                  153,044,239        9.5%            5.9424%   1.44            62.3%
Southern California (2)  21                  142,025,192        8.8%            5.9190%   1.46            62.4%
Northern California (2)  3                    11,019,047        0.7%            6.2440%   1.27            60.8%
Florida                  14                  108,294,667        6.7%            6.2059%   1.39            68.5%
Connecticut              4                    87,259,845        5.4%            5.5939%   1.25            78.5%
North Carolina           7                    77,490,149        4.8%            6.2080%   1.27            73.7%
Louisiana                6                    77,186,266        4.8%            5.8930%   1.22            73.0%
Texas                    13                   71,391,513        4.4%            6.2659%   1.35            69.0%
Pennsylvania             1                    63,120,000        3.9%            6.3300%   1.25            75.1%
Virginia                 7                    56,520,259        3.5%            6.0957%   1.34            71.3%
Illinois                 7                    40,321,991        2.5%            5.7923%   1.24            74.0%
Georgia                  4                    38,132,356        2.4%            6.2205%   1.72            55.9%
Arizona                  4                    37,587,581        2.3%            5.9671%   1.30            68.1%
Wisconsin                1                    30,000,000        1.9%            5.4100%   1.58            75.0%
Maryland                 3                    22,470,663        1.4%            5.9164%   1.41            71.4%
Indiana                  6                    22,384,257        1.4%            6.0451%   1.24            75.6%
Michigan                 2                    13,556,135        0.8%            6.9766%   1.50            66.6%
Massachusetts            2                    12,490,151        0.8%            6.1900%   1.22            62.5%
Missouri                 1                    12,000,000        0.7%            6.0800%   1.24            73.4%
Colorado                 2                    11,300,000        0.7%            5.4182%   1.55            78.1%
Nevada                   2                    11,283,164        0.7%            5.9265%   1.41            63.8%
Minnesota                1                    11,200,000        0.7%            6.3600%   1.39            79.4%
Oklahoma                 2                     7,493,434        0.5%            5.8600%   1.21            78.8%
Iowa                     3                     6,864,043        0.4%            5.8600%   1.21            77.3%
New Hampshire            1                     5,991,717        0.4%            5.5925%   1.21            70.5%
Maine                    1                     5,200,000        0.3%            6.4600%   1.37            80.0%
South Carolina           2                     4,972,436        0.3%            6.0067%   1.56            67.4%
Oregon                   1                     3,593,574        0.2%            6.1100%   1.28            79.9%
New Mexico               1                     3,500,000        0.2%            5.6700%   1.70            56.5%
Utah                     1                     3,300,000        0.2%            5.7200%   1.37            67.3%
New Jersey               1                     3,197,717        0.2%            6.5500%   1.25            76.1%
Alabama                  1                     3,104,032        0.2%            5.8600%   1.21            78.8%
Tennessee                1                     2,543,728        0.2%            5.8600%   1.21            76.2%
Kansas                   1                     2,000,000        0.1%            6.3800%   1.33            75.5%
Ohio                     1                     1,603,065        0.1%            5.8600%   1.21            76.2%
Arkansas                 1                     1,575,000        0.1%            6.3500%   1.30            75.0%
Nebraska                 1                     1,114,193        0.1%            6.5000%   1.36            62.6%
Washington               1                       987,302        0.1%            6.2800%   1.20            68.1%
                         --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  139              $1,608,786,232      100.0%            5.9057%   1.36x           67.8%
                         ======================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.
     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600

--------------------------------------------------------------------------------
             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                           WEIGHTED
                    NUMBER OF                             PERCENTAGE OF    AVERAGE                   WEIGHTED
                    MORTGAGED            CUT-OFF DATE     INITIAL          MORTGAGE     WEIGHTED     AVERAGE
                    REAL                 PRINCIPAL        LOAN GROUP 1     INTEREST     AVERAGE      CUT-OFF DATE
PROPERTY TYPE       PROPERTIES           BALANCE (1)      BALANCE          RATE         U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
Office              32                 $  931,425,673       57.9%            5.8401%      1.35x        66.8%
Retail              71                    453,323,515       28.2%            5.9437%      1.27         70.9%
Hotel               13                    126,045,939        7.8%            6.0782%      1.55         67.4%
Mixed Use           9                      45,766,598        2.8%            5.9067%      1.51         66.2%
Healthcare          2                      17,876,394        1.1%            7.1017%      1.44         64.1%
Self Storage        6                      15,916,083        1.0%            5.8504%      2.62         42.7%
Industrial          3                      12,725,369        0.8%            5.8627%      1.32         73.5%
Multifamily         3                       5,706,660        0.4%            6.2894%      1.38         68.1%
                    ----------------------------------------------------------------------------------------
                    139                $1,608,786,232      100.0%            5.9057%      1.36x        67.8%
                    ========================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------

                                                                                             WEIGHTED
                                        NUMBER OF                            PERCENTAGE OF   AVERAGE                   WEIGHTED
                                        MORTGAGED           CUT-OFF DATE     INITIAL         MORTGAGE   WEIGHTED       AVERAGE
                      PROPERTY          REAL                PRINCIPAL        LOAN GROUP 1    INTEREST   AVERAGE        CUT-OFF DATE
PROPERTY TYPE         SUB-TYPE          PROPERTIES          BALANCE (1)      BALANCE         RATE       U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE

                      Central Business
                        District        4            $      598,606,824      37.2%           5.7614%    1.35x          63.9%
                      Suburban          28                  332,818,849      20.7%           5.9816%    1.33           72.1%
                                        --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 32           $      931,425,673      57.9%           5.8401%    1.35x          66.8%
                                        ============================================================================================
RETAIL

                      Anchored          13           $      228,888,996      14.2%           5.8449%    1.27x          70.7%
                      Unanchored        58                  224,434,519      14.0%           6.0444%    1.26           71.0%
                                        --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 71           $      453,323,515      28.2%           5.9437%    1.27x          70.9%
                                        ============================================================================================
HOTEL

                      Full Service      4            $       63,100,581       3.9%            5.9094%    1.52x          70.2%
                      Limited Service   9                    62,945,358       3.9%            6.2475%    1.58           64.7%
                                        --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 13           $      126,045,939       7.8%            6.0782%    1.55x          67.4%
                                        ============================================================================================
MULTIFAMILY

                      Manufactured
                        Housing         3            $        5,706,660       0.4%            6.2894%    1.38x          68.1%
                                        --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 3            $        5,706,660       0.4%            6.2894%    1.38x          68.1%
                                        ============================================================================================

 (1)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE
--------------------------------------------------------------------------------

                                                                          WEIGHTED
                            NUMBER OF                      PERCENTAGE OF  AVERAGE                    WEIGHTED       WEIGHTED
                            UNDERLYING      CUT-OFF DATE   INITIAL        MORTGAGE      WEIGHTED     AVERAGE        AVERAGE
                            MORTGAGE        PRINCIPAL      LOAN GROUP 1   INTEREST      AVERAGE      CUT-OFF DATE   REMAINING
LOAN TYPE                   LOANS           BALANCE (1)    BALANCE        RATE          U/W DSCR     LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Balloon Loans with Partial  61           $  743,316,905     46.2%         5.9629%       1.35x        70.3%          40
IO Term
Interest Only Balloon Loans 5               560,400,000     34.8%         5.7011%       1.37         63.3%          117
Balloon Loans without IO    56              280,640,027     17.4%         6.1451%       1.36         70.4%          N/A
Term
ARD Loans without IO Term   2                12,439,880      0.8%         6.1887%       1.53         72.0%          N/A
ARD Loans with Partial IO   2                10,400,000      0.6%         5.9999%       1.57         59.8%          38
Term
Fully Amortizing Loans      1                 1,589,420      0.1%         6.1900%       2.09         28.9%          N/A
                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     127          $1,608,786,232    100.0%         5.9057%       1.36x        67.8%          N/A
                            ========================================================================================================

 (1)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    GROUP NO. 1 ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------

                                                                           WEIGHTED
                               NUMBER OF                    PERCENTAGE OF  AVERAGE                   WEIGHTED
RANGE OF                       UNDERLYING      CUT-OFF DATE INITIAL        MORTGAGE   WEIGHTED       AVERAGE
ORIGINAL AMORTIZATION          MORTGAGE        PRINCIPAL    LOAN GROUP 1   INTEREST   AVERAGE        CUT-OFF DATE
TERMS (MONTHS) (1)             LOANS           BALANCE (2)  BALANCE        RATE       U/W DSCR       LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
        Interest Only          5          $  560,400,000     34.8%         5.7011%    1.37x          63.3%
180           -       300      17            103,416,041      6.4%         6.3635%    1.51           62.9%
301           -       360      105           944,970,190     58.7%         5.9769%    1.34           71.0%
                               ---------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        127        $1,608,786,232    100.0%         5.9057%    1.36x          67.8%
                               ===========================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3) :         360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS)  (3) :        180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):        354

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING
     TABLE.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                  GROUP NO. 1 REMAINING AMORTIZATION TERMS (1)
--------------------------------------------------------------------------------

                                                                             WEIGHTED
                           NUMBER OF                        PERCENTAGE OF    AVERAGE                      WEIGHTED
RANGE OF                   UNDERLYING      CUT-OFF DATE     INITIAL          MORTGAGE   WEIGHTED          AVERAGE
REMAINING AMORTIZATION     MORTGAGE        PRINCIPAL        LOAN GROUP 1     INTEREST   AVERAGE           CUT-OFF DATE
TERMS (MONTHS)(1, 2)       LOANS           BALANCE (2)      BALANCE          RATES      U/W DSCR          LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
  Interest Only            5            $  560,400,000      34.8%            5.7011%    1.37x             63.3%
178     -     240          1                 1,589,420       0.1%            6.1900%    2.09              28.9%
241     -     300          16              101,826,621       6.3%            6.3662%    1.50              63.5%
301     -     360          105             944,970,190      58.7%            5.9769%    1.34              71.0%
                           ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    127          $1,608,786,232     100.0%            5.9057%    1.36x             67.8%
                           ====================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3) :         360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):          178
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3) :       353

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.
(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.


--------------------------------------------------------------------------------
                 GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------

                                                                             WEIGHTED
RANGE OF                   NUMBER OF                        PERCENTAGE OF    AVERAGE                    WEIGHTED
ORIGINAL TERMS             UNDERLYING     CUT-OFF DATE      INITIAL          MORTGAGE   WEIGHTED        AVERAGE
TO STATED MATURITY         MORTGAGE       PRINCIPAL         LOAN GROUP 1     INTEREST   AVERAGE         CUT-OFF DATE
(MONTHS) (1)               LOANS          BALANCE (2)       BALANCE          RATE       U/W DSCR        LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------
60      -    84            7            $   41,088,589      2.6%            6.1103%    1.46x           65.8%
85      -    120           94            1,191,416,736     74.1%            5.9034%    1.37            67.9%
121     -    180           26              376,280,906     23.4%            5.8907%    1.32            67.7%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    127          $1,608,786,232    100.0%            5.9057%    1.36x           67.8%
                           =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
              GROUP NO. 1 REMAINING TERMS TO STATED MATURITY (1,2)
--------------------------------------------------------------------------------

                                                                             WEIGHTED
RANGE OF                 NUMBER OF                          PERCENTAGE OF    AVERAGE                      WEIGHTED
REMAINING TERMS          UNDERLYING        CUT-OFF DATE     INITIAL          MORTGAGE     WEIGHTED        AVERAGE
TO STATED MATURITY       MORTGAGE          PRINCIPAL        LOAN GROUP 1     INTEREST     AVERAGE         CUT-OFF DATE
(MONTHS) (1,2)           LOANS             BALANCE (2)      BALANCE          RATES        U/W DSCR        LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
50      -     60         6              $   39,974,396        2.5%           6.0995%      1.46x           65.9%
61      -     84         1                   1,114,193        0.1%           6.5000%      1.36            62.6%
85      -     110        3                  10,784,121        0.7%           5.6029%      1.28            75.5%
111     -     115        10                200,621,319       12.5%           5.6132%      1.31            75.1%
116     -     120        96              1,256,552,783       78.1%           5.9301%      1.37            66.3%
121     -     178        11                 99,739,420        6.2%           6.1352%      1.30            71.1%
                         --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  127            $1,608,786,232      100.0%           5.9057%      1.36x           67.8%
                         ======================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1,2) :        178
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):        50
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2) :     117

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.
(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                GROUP NO. 1 CUT-OFF DATE PRINCIPAL BALANCES (1)
--------------------------------------------------------------------------------

                                                                          WEIGHTED
                              NUMBER OF                 PERCENTAGE OF     AVERAGE                 WEIGHTED
                              UNDERLYING   CUT-OFF DATE INITIAL           MORTGAGE   WEIGHTED     AVERAGE
RANGE OF CUT-OFF DATE         MORTGAGE     PRINCIPAL    LOAN GROUP 1      INTEREST   AVERAGE      CUT-OFF DATE
PRINCIPAL BALANCES (1)        LOANS        BALANCE (1)  BALANCE           RATE       U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
$987,302      -  1,000,000    2         $    1,986,193    0.1%             6.4912%    1.50x        49.8%
1,000,001     -  1,500,000    6              7,093,091    0.4%             6.5102%    1.30         65.6%
1,500,001     -  2,000,000    10            17,285,225    1.1%             6.2216%    1.54         64.8%
2,000,001     -  3,000,000    16            39,983,694    2.5%             6.0151%    1.53         63.3%
3,000,001     -  4,000,000    18            60,020,456    3.7%             6.0328%    1.57         68.1%
4,000,001     -  5,000,000    7             30,973,753    1.9%             6.0508%    1.45         63.5%
5,000,001     -  6,000,000    12            66,480,622    4.1%             6.1619%    1.34         68.8%
6,000,001     -  8,000,000    10            72,311,892    4.5%             6.0254%    1.32         69.8%
8,000,001     -  10,000,000   14           123,358,388    7.7%             6.1206%    1.36         69.8%
10,000,001    -  12,500,000   10           115,789,877    7.2%             6.0975%    1.38         66.1%
12,500,001    -  15,000,000   6             83,358,727    5.2%             6.2038%    1.31         73.8%
15,000,001    -  20,000,000   3             51,710,509    3.2%             5.8484%    1.25         75.3%
20,000,001    -  40,000,000   8            211,513,805   13.1%             5.8988%    1.39         70.0%
40,000,001    -  80,000,000   3            196,920,000   12.2%             5.8713%    1.24         75.5%
80,000,001    -  180,000,000  1            177,000,000   11.0%             5.7684%    1.31         63.9%
180,000,001   - $353,000,000  1            353,000,000   21.9%             5.6475%    1.39         61.9%
                              --------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       127       $1,608,786,232 1 00.0%             5.9057%    1.36x        67.8%
                              ==========================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):            $353,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):            $987,302
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):            $12,667,608

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
                      GROUP NO. 1 MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                       WEIGHTED
                         NUMBER OF                   PERCENTAGE OF     AVERAGE                   WEIGHTED
                         UNDERLYING     CUT-OFF DATE INITIAL           MORTGAGE     WEIGHTED     AVERAGE
RANGE OF                 MORTGAGE       PRINCIPAL    LOAN GROUP 1      INTEREST     AVERAGE      CUT-OFF DATE
MORTGAGE INTEREST RATES  LOANS          BALANCE (1)  BALANCE           RATE         U/W DSCR     LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
5.1500%   -   5.5000%    6           $   94,087,077    5.8%            5.3160%      1.39x        71.3%
5.5001%   -   5.7500%    17             491,291,054   30.5%            5.6229%      1.41         64.9%
5.7501%   -   6.0000%    30             446,198,074   27.7%            5.8400%      1.31         68.5%
6.0001%   -   6.2500%    30             258,888,044   16.1%            6.1352%      1.38         66.6%
6.2501%   -   6.5000%    27             242,845,513   15.1%            6.3296%      1.30         72.5%
6.5001%   -   6.7500%    13              46,706,973    2.9%            6.5615%      1.36         69.1%
6.7501%   -   7.0000%    3               19,563,361    1.2%            6.8107%      1.48         61.2%
7.0001%   -   7.3200%    1                9,206,135    0.6%            7.3200%      1.40         67.8%
                         -----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  127         $1,608,786,232  100.0%            5.9057%      1.36x        67.8%
                         =============================================================================

MAXIMUM MORTGAGE INTEREST RATE:             7.3200%
MINIMUM MORTGAGE INTEREST RATE:             5.1500%
WTD. AVG. MORTGAGE INTEREST RATE:           5.9057%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
             GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                             WEIGHTED
                         NUMBER OF                            PERCENTAGE OF  AVERAGE                    WEIGHTED
                         UNDERLYING          CUT-OFF DATE     INITIAL        MORTGAGE   WEIGHTED        AVERAGE
RANGE OF                 MORTGAGE            PRINCIPAL        LOAN GROUP 1   INTEREST   AVERAGE         CUT-OFF DATE
U/W DSCRS                LOANS               BALANCE ( 1 )    BALANCE        RATE       U/W DSCR        LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------
1.20x   -    1.23        35               $  363,384,987      22.6%          5.9666%    1.21x           72.5%
1.24    -    1.27        19                  264,252,872      16.4%          6.0107%    1.25            75.2%
1.28    -    1.33        23                  296,768,439      18.4%          5.8376%    1.31            67.1%
1.34    -    1.40        15                  423,856,424      26.3%          5.7664%    1.39            63.5%
1.41    -    1.45        3                     9,735,658       0.6%          5.8905%    1.42            60.4%
1.46    -    1.60        13                  143,937,337       8.9%          6.0406%    1.52            67.0%
1.61    -    1.80        10                   52,461,095       3.3%          5.9976%    1.69            63.2%
1.81    -    2.00        3                    37,800,000       2.3%          6.1709%    1.85            49.9%
2.01    -    3.81x       6                    16,589,420       1.0%          5.6230%    2.90            34.2%
                         ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  127              $1,608,786,232     100.0%          5.9057%    1.36x           67.8%
                         ====================================================================================

MAXIMUM U/W DSCR:                              3.81x
MINIMUM U/W DSCR:                              1.20x
WTD. AVG. U/W DSCR:                            1.36x

(1) BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
               GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)
--------------------------------------------------------------------------------

                                                                                  WEIGHTED
                             NUMBER OF                       PERCENTAGE OF        AVERAGE                     WEIGHTED
                             UNDERLYING       CUT-OFF DATE   INITIAL              MORTGAGE     WEIGHTED       AVERAGE
RANGE OF CUT-OFF DATE        MORTGAGE         PRINCIPAL      LOAN GROUP 1         INTEREST     AVERAGE        CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)     LOANS            BALANCE ( 1 )  BALANCE              RATE         U/W DSCR       LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------
28.9%    -   40.0%           6              $   13,288,312     0.8%               5.7210%      3.07x          31.9%
40.1%    -   60.0%           19                152,516,912     9.5%               6.0304%      1.55           53.3%
60.1%    -   65.0%           16                597,808,513    37.2%               5.7439%      1.37           62.6%
65.1%    -   70.0%           18                100,277,829     6.2%               6.1814%      1.32           68.0%
70.1%    -   73.0%           14                140,678,131     8.7%               6.0191%      1.33           71.4%
73.1%    -   75.0%           17                171,134,969    10.6%               5.9970%      1.29           74.4%
75.1%    -   78.0%           17                235,613,202    14.6%               6.0987%      1.27           75.8%
78.1%    -   80.0%           20                197,468,364    12.3%               5.7815%      1.27           79.1%
                             --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      127            $1,608,786,232   100.0%               5.9057%      1.36x          67.8%
                             ======================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1) :                   80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):                    28.9%
WTD. AVG. CUT-OFF DATE LTV RATIO ( 1 ):                67.8%

(1) BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------

                                                                       WEIGHTED
                         NUMBER OF                     PERCENTAGE OF   AVERAGE                       WEIGHTED
                         MORTGAGED       CUT-OFF DATE  INITIAL         MORTGAGE       WEIGHTED       AVERAGE
                         REAL            PRINCIPAL     LOAN GROUP 1    INTEREST       AVERAGE        CUT-OFF DATE
OWNERSHIP INTEREST       PROPERTIES      BALANCE (1)   BALANCE         RATES          U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
Fee                      133          $1,533,851,937    95.3%          5.8907%        1.36x          67.6%
Leasehold                  6              74,934,295     4.7%          6.2135%        1.27           70.9%
                         ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:  139          $1,608,786,232   100.0%          5.9057%        1.36x          67.8%
                         =================================================================================

(1) BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
                    GROUP NO. 1 YEARS BUILT/YEARS RENOVATED
--------------------------------------------------------------------------------

                                                                           WEIGHTED
                          NUMBER OF                       PERCENTAGE OF    AVERAGE                   WEIGHTED
                          MORTGAGED        CUT-OFF DATE   INITIAL          MORTGAGE     WEIGHTED     AVERAGE
RANGE OF YEARS            REAL             PRINCIPAL      LOAN GROUP 1     INTEREST     AVERAGE      CUT-OFF DATE
BUILT/RENOVATED (1)       PROPERTIES       BALANCE (2)    BALANCE          RATE         U/W DSCR     LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
1946    -         1985     12           $  66,576,289       4.1%           6.0143%      1.61x        63.5%
1986    -         1995     13              146,753,790      9.1%           6.2711%      1.30         70.2%
1996    -         2000     17              128,801,290      8.0%           6.2003%      1.44         66.9%
2001    -         2003     40              604,856,630     37.6%           5.7772%      1.40         64.7%
2004    -         2006     57              661,798,232     41.1%           5.8739%      1.29         70.6%
                          --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:   139           $1,608,786,232    100.0%           5.9057%      1.36x        67.8%
                          ================================================================================

MOST RECENT YEAR BUILT/RENOVATED :                        2006
OLDEST YEAR BUILT/RENOVATED                               1946
WTD. AVG. YEAR BUILT/RENOVATED:                           2001


(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2) BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
                  GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                                 NUMBER OF                           PERCENTAGE OF    AVERAGE                      WEIGHTED
                                 MORTGAGED       CUT-OFF DATE        INITIAL          MORTGAGE   WEIGHTED          AVERAGE
RANGE OF                         REAL            PRINCIPAL           LOAN GROUP 1     INTEREST   AVERAGE           CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)       PROPERTIES      BALANCE (2)         BALANCE          RATE       U/W DSCR          LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------------
70%      -    80%                 6           $   24,652,348          1.5%            6.1201%    1.46x             60.4%
81%      -    85%                 6              149,618,344          9.3%            5.6463%    1.25              76.0%
86%      -    90%                11               45,639,421          2.8%            6.1829%    1.44              68.7%
91%      -    93%                 6               42,180,392          2.6%            6.3247%    1.41              71.0%
94%      -    95%                15              336,287,089         20.9%            5.9693%    1.33              67.0%
96%      -    97%                11               67,714,717          4.2%            6.0154%    1.32              73.6%
98%      -   100%                71              816,647,981         50.8%            5.8477%    1.35              66.2%
                           ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         126           $1,482,740,292         92.2%            5.8910%    1.34x             67.8%
                           ==============================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                     100%
MINIMUM OCCUPANCY RATE AT U/W (1):                      70%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                    96%

(1) HOTEL PROPERTIES ARE NOT INCLUDED.

(2) BASED ON A CUT-OFF DATE IN JUNE 2006.



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE
--------------------------------------------------------------------------------

                                                                                WEIGHTED
                             NUMBER OF                          PERCENTAGE OF   AVERAGE                       WEIGHTED
                             MORTGAGED       CUT-OFF DATE       INITIAL         MORTGAGE       WEIGHTED       AVERAGE
                             REAL            PRINCIPAL          LOAN GROUP 2    INTEREST       AVERAGE        CUT-OFF DATE
STATE                        PROPERTIES      BALANCE (1)        BALANCE         RATE           U/W DSCR       LTV RATIO(1)
--------------------------------------------------------------------------------------------------------------------------
Texas                       13              $105,613,702        27.1%            5.6676%        1.28x          75.8%
Florida                      3                27,823,179         7.1%            5.7050%        1.24           78.3%
Virginia                     4                75,925,957        19.5%            5.5546%        1.26           79.6%
North Carolina               3                29,680,170         7.6%            5.6655%        1.22           78.0%
Pennsylvania                 1                 9,800,000         2.5%            6.0300%        1.40           66.7%
Georgia                      4                21,225,558         5.4%            5.7955%        1.29           76.9%
Illinois                     1                 2,495,365         0.6%            5.9400%        1.24           62.4%
Arizona                      1                 3,200,000         0.8%            5.6800%        1.59           58.2%
Missouri                     1                25,432,961         6.5%            5.5546%        1.26           79.6%
Maryland                     3                11,689,728         3.0%            6.0619%        1.33           48.6%
Oklahoma                     6                22,822,000         5.9%            6.0083%        1.54           66.1%
Michigan                     2                16,549,586         4.2%            5.9253%        1.32           79.3%
Ohio                         3                22,400,000         5.7%            5.8254%        1.24           78.3%
Tennessee                    1                 7,400,000         1.9%            5.9400%        1.33           76.3%
South Carolina               2                 2,355,010         0.6%            6.1876%        1.41           75.8%
Wyoming                      1                 4,100,000         1.1%            6.3400%        1.80           50.0%
Washington                   1                 1,247,863         0.3%            6.3000%        1.27           70.5%
                        --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     50              $389,761,079       100.0%            5.7278%        1.30x          75.4%
                        ============================================================================================

(1) BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                       WEIGHTED
                    NUMBER OF                        PERCENTAGE OF     AVERAGE                     WEIGHTED
                    MORTGAGED         CUT-OFF DATE   INITIAL           MORTGAGE     WEIGHTED       AVERAGE
                    REAL              PRINCIPAL      LOAN GROUP 2      INTEREST     AVERAGE        CUT-OFF DATE
PROPERTY TYPE       PROPERTIES        BALANCE (1)    BALANCE           RATE         U/W DSCR       LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
Multifamily         50              $ 389,761,079    100.0%            5.7278%      1.30x          75.4%
                    ------------------------------------------------------------------------------------
                    50              $ 389,761,079    100.0%            5.7278%      1.30x          75.4%
                    ====================================================================================

(1) BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------


                                                                                     WEIGHTED
                                       NUMBER OF                    PERCENTAGE OF    AVERAGE                    WEIGHTED
                                       MORTGAGED     CUT-OFF DATE   INITIAL          MORTGAGE     WEIGHTED      AVERAGE
                  PROPERTY             REAL          PRINCIPAL      LOAN GROUP 2     INTEREST     AVERAGE       CUT-OFF DATE
PROPERTY TYPE     SUB-TYPE             PROPERTIES    BALANCE (1)    BALANCE          RATE         U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                  Conventional            46         $378,074,148     97.0%            5.7161%      1.29x         75.7%
                  Manufactured Housing     4           11,686,931      3.0%            6.1065%      1.51          65.0%
                                       --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   50         $389,761,079    100.0%            5.7278%      1.30x         75.4%
                                       ================================================================================


(1) BASED ON A CUT-OFF DATE IN JUNE 2006

--------------------------------------------------------------------------------
               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE
--------------------------------------------------------------------------------

                                                                  WEIGHTED
                     NUMBER OF                     PERCENTAGE OF  AVERAGE                   WEIGHTED          WEIGHTED
                     UNDERLYING    CUT-OFF DATE    INITIAL        MORTGAGE     WEIGHTED     AVERAGE           AVERAGE
                     MORTGAGE      PRINCIPAL       LOAN GROUP 2   INTEREST     AVERAGE      CUT-OFF DATE      REMAINING
LOAN TYPE            LOANS         BALANCE (1)     BALANCE        RATE         U/W DSCR     LTV RATIO (1)     IO PERIOD (1)
---------------------------------------------------------------------------------------------------------------------------
Balloon Loans with
Partial IO Term      22            $345,543,584     88.7%          5.7012%      1.29x        77.0%             60
Balloon Loans
without IO Term      12              44,217,495     11.3%          5.9359%      1.38         62.6%             N/A
                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE:             34            $389,761,079    100.0%          5.7278%      1.30x        75.4%             N/A
                     =============================================================================================


(1) BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    GROUP NO. 2 ORIGINAL AMORTIZATION TERMS
--------------------------------------------------------------------------------


                                                                             WEIGHTED
                           NUMBER OF                        PERCENTAGE OF    AVERAGE                      WEIGHTED
RANGE OF                   UNDERLYING        CUT-OFF DATE   INITIAL          MORTGAGE     WEIGHTED        AVERAGE
ORIGINAL AMORTIZATION      MORTGAGE          PRINCIPAL      LOAN GROUP 2     INTEREST     AVERAGE         CUT-OFF DATE
TERMS (MONTHS) (1)         LOANS             BALANCE (2)    BALANCE          RATE         U/W DSCR        LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
360 - 364                  34             $389,761,079      100.0%           5.7278%      1.30x           75.4%

                           ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    34             $389,761,079      100.0%           5.7278%      1.30x           75.4%
                           ====================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):          364
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS)  (3):         360
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):        362

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2) BASED ON A CUT-OFF DATE IN JUNE 2006.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                  GROUP NO. 2 REMAINING AMORTIZATION TERMS (1)
--------------------------------------------------------------------------------


                                                                             WEIGHTED
                           NUMBER OF                          PERCENTAGE OF  AVERAGE                      WEIGHTED
RANGE OF                   UNDERLYING        CUT-OFF DATE     INITIAL        MORTGAGE        WEIGHTED     AVERAGE
REMAINING AMORTIZATION     MORTGAGE          PRINCIPAL        LOAN GROUP 2   INTEREST        AVERAGE      CUT-OFF DATE
TERMS (MONTHS) (1,2)       LOANS             BALANCE (2)      BALANCE        RATES           U/W DSCR     LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------
343 - 356                   5             $ 15,824,267          4.1%         5.5080%         1.35x        68.4%
357 - 364                  29              373,936,812         95.9%         5.7371%         1.30         75.7%
                           ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    34             $389,761,079        100.0%         5.7278%         1.30x        75.4%
                           ====================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3) :           364
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2,3) :            343
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2,3):           361


(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2) BASED ON A CUT-OFF DATE IN JUNE 2006.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

--------------------------------------------------------------------------------
                 GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY
--------------------------------------------------------------------------------


                                                                                    WEIGHTED
                                NUMBER OF                             PERCENTAGE OF  AVERAGE                      WEIGHTED
RANGE OF                        UNDERLYING          CUT-OFF DATE      INITIAL        MORTGAGE      WEIGHTED       AVERAGE
ORIGINAL TERMS                  MORTGAGE            PRINCIPAL         LOAN GROUP 2   INTEREST      AVERAGE        CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1) LOANS               BALANCE (2)       BALANCE        RATE          U/W DSCR       LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------------------
84     -      85                 2                 $ 13,100,000         3.4%         6.0515%       1.59x          56.3%
86     -     120                18                  308,438,475        79.1%         5.6658%       1.26           77.9%
121    -     180                14                   68,222,603        17.5%         5.9462%       1.40           67.4%
                                ---------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         34                 $389,761,079       100.0%         5.7278%       1.30x          75.4%
                                =======================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):               180
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                84
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):             119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
              GROUP NO. 2 REMAINING TERMS TO STATED MATURITY (1,2)
--------------------------------------------------------------------------------


                                                                       WEIGHTED
RANGE OF                   NUMBER OF                   PERCENTAGE OF   AVERAGE                       WEIGHTED
REMAINING TERMS            UNDERLYING     CUT-OFF DATE INITIAL         MORTGAGE       WEIGHTED       AVERAGE
TO STATED MATURITY         MORTGAGE       PRINCIPAL    LOAN GROUP 2    INTEREST       AVERAGE        CUT-OFF DATE
(MONTHS) (1,2)             LOANS          BALANCE (2)  BALANCE         RATES          U/W DSCR       LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
79      -      84           2            $ 13,100,000     3.4%         6.0515%        1.59x          56.3%
85      -     110           2               7,510,462     1.9%         5.2666%        1.30           77.0%
111     -     115           3             203,794,594    52.3%         5.5549%        1.26           79.5%
116     -     120          19             133,184,023    34.2%         5.9062%        1.28           74.0%
121     -     180           8              32,172,000     8.3%         6.0611%        1.48           62.2%
                           -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    34            $389,761,079   100.0%         5.7278%        1.30x          75.4%
                           ===============================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2) :         180
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1,2) :           79
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1,2):         116


(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2) BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES (1)
--------------------------------------------------------------------------------

                                                                             WEIGHTED
                             NUMBER OF                        PERCENTAGE OF  AVERAGE                        WEIGHTED
                             UNDERLYING       CUT-OFF DATE    INITIAL        MORTGAGE          WEIGHTED     AVERAGE
RANGE OF CUT-OFF DATE        MORTGAGE         PRINCIPAL       LOAN GROUP 2   INTEREST          AVERAGE      CUT-OFF DATE
PRINCIPAL BALANCES (1)       LOANS            BALANCE (1)     BALANCE        RATE              U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------
$   995,010   -    1,000,000    1              $    995,010         0.3%       5.8700%           1.51x        70.1%
  1,000,001   -    1,500,000    4                 5,079,863         1.3%       6.4236%           1.40         69.1%
  1,500,001   -    3,000,000    5                12,434,679         3.2%       5.7190%           1.34         64.7%
  3,000,001   -    5,000,000    7                29,959,943         7.7%       5.8082%           1.44         65.2%
  5,000,001   -    7,500,000    8                50,580,000        13.0%       5.9862%           1.36         70.0%
  7,500,001   -   10,000,000    4                37,000,000         9.5%       5.9276%           1.34         69.5%
 10,000,001   -   20,000,000    4                55,112,000        14.1%       5.8724%           1.24         77.6%
 20,000,001  -  $198,599,584    1               198,599,584        51.0%       5.5546%           1.26         79.6%
                               ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        34              $389,761,079       100.0%       5.7278%           1.30x        75.4%
                               ====================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                  $198,599,584
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                  $    995,010
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                  $ 11,463,561

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
                      GROUP NO. 2 MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                  WEIGHTED
                             NUMBER OF                        PERCENTAGE OF       AVERAGE                              WEIGHTED
                             UNDERLYING     CUT-OFF DATE      INITIAL             MORTGAGE           WEIGHTED          AVERAGE
RANGE OF                     MORTGAGE       PRINCIPAL         LOAN GROUP 2        INTEREST           AVERAGE           CUT-OFF DATE
MORTGAGE INTEREST RATES      LOANS          BALANCE ( 1)      BALANCE             RATE               U/W DSCR          LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
5.1500%   -   5.5000%         3           $ 11,710,462        3.0%                5.3468%            1.32x             77.3%
5.5001%   -   5.7500%         4            221,889,312       56.9%                5.5712%            1.26              78.6%
5.7501%   -   6.0000%        17            107,353,442       27.5%                5.8881%            1.34              71.7%
6.0001%   -   6.2500%         5             35,200,000        9.0%                6.1019%            1.33              68.8%
6.2501%   -   6.9000%         5             13,607,863        3.5%                6.3777%            1.43              67.2%
                             -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      34           $389,761,079      100.0%                5.7278%            1.30x             75.4%
                             ===============================================================================================


MAXIMUM MORTGAGE INTEREST RATE:                6.9000%
MINIMUM MORTGAGE INTEREST RATE:                5.1500%
WTD. AVG. MORTGAGE INTEREST RATE:              5.7278%


(1) BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
             GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                     WEIGHTED
                     NUMBER OF                     PERCENTAGE OF     AVERAGE                   WEIGHTED
                     UNDERLYING     CUT-OFF DATE   INITIAL           MORTGAGE   WEIGHTED       AVERAGE
RANGE OF             MORTGAGE       PRINCIPAL      LOAN GROUP 2      INTEREST   AVERAGE        CUT-OFF DATE
U/W DSCRS            LOANS          BALANCE (1)    BALANCE           RATE       U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
1.20x   -    1.23     6             $ 56,462,000    14.5%              5.8599%    1.21x          75.9%
1.24    -    1.27     8              233,853,687    60.0%              5.6037%    1.26           79.0%
1.28    -    1.33     4               27,640,000     7.1%              6.0850%    1.31           73.4%
1.34    -    1.40     6               28,338,382     7.3%              5.7996%    1.38           65.8%
1.41    -    1.45     2                9,950,000     2.6%              5.9118%    1.42           67.4%
1.46    -    1.60     5               22,395,010     5.7%              5.8958%    1.54           62.2%
1.61    -    1.83x    3               11,122,000     2.9%              6.0938%    1.71           59.0%
                     ---------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE:             34             $389,761,079   100.0%              5.7278%    1.30x          75.4%
                     =================================================================================

MAXIMUM U/W DSCR:                     1.83x
MINIMUM U/W DSCR:                     1.20x
WTD. AVG. U/W DSCR:                   1.30x

(1) BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
               GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)
--------------------------------------------------------------------------------

                                                                                WEIGHTED
                             NUMBER OF                        PERCENTAGE OF     AVERAGE                 WEIGHTED
                             UNDERLYING       CUT-OFF DATE    INITIAL           MORTGAGE  WEIGHTED      AVERAGE
RANGE OF CUT-OFF DATE        MORTGAGE         PRINCIPAL       LOAN GROUP 2      INTEREST  AVERAGE       CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)     LOANS            BALANCE (1)     BALANCE           RATE      U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------
33.0%    -   40.0%           1              $  2,339,728          0.6%          5.5500%   1.37x         33.0%
40.1%    -   60.0%           6                26,722,000          6.9%          6.0514%   1.50          55.3%
60.1%    -   70.0%           8                38,795,365         10.0%          5.9941%   1.46          66.1%
70.1%    -   75.0%           5                23,921,940          6.1%          5.9122%   1.28          72.0%
75.1%    -   77.5%           6                58,972,875         15.1%          5.8269%   1.24          76.7%
77.6%    -   80.0%           8               239,009,170         61.3%          5.6073%   1.26          79.5%
                            --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     34              $389,761,079        100.0%          5.7278%   1.30x         75.4%
                            ================================================================================


MAXIMUM CUT-OFF DATE LTV RATIO (1):                       80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):                       33.0%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                     75.4%


(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST
--------------------------------------------------------------------------------

                                                                           WEIGHTED
                      NUMBER OF                           PERCENTAGE OF    AVERAGE                        WEIGHTED
                      MORTGAGED         CUT-OFF DATE      INITIAL          MORTGAGE       WEIGHTED        AVERAGE
                      REAL              PRINCIPAL         LOAN GROUP 2     INTEREST       AVERAGE         CUT-OFF DATE
OWNERSHIP INTEREST    PROPERTIES        BALANCE (1)       BALANCE          RATES          U/W DSCR        LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
Fee                   50                $389,761,079      100.0%           5.7278%        1.30x           75.4%
                      -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE:              50                $389,761,079      100.0%           5.7278%        1.30x           75.4%
                      =========================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
                    GROUP NO. 2 YEARS BUILT/YEARS RENOVATED
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                           NUMBER OF                            PERCENTAGE OF         AVERAGE                        WEIGHTED
                           MORTGAGED           CUT-OFF DATE     INITIAL               MORTGAGE       WEIGHTED        AVERAGE
RANGE OF YEARS             REAL                PRINCIPAL        LOAN GROUP 2          INTEREST       AVERAGE         CUT-OFF DATE
BUILT/RENOVATED(1)         PROPERTIES          BALANCE (2)      BALANCE               RATE           U/W DSCR        LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
1964    -      1985            7               $ 37,732,875       9.7%                5.8450%        1.46x           68.8%
1986    -      2000            4                 30,750,000       7.9%                5.7763%        1.27            74.6%
2001    -      2004           14                 65,288,891      16.8%                5.9632%        1.28            71.0%
2005    -      2006           25                255,989,312      65.7%                5.6447%        1.28            77.5%
                           -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       50               $389,761,079     100.0%                5.7278%        1.30x           75.4%
                           ===============================================================================================

MOST RECENT YEAR BUILT/RENOVATED:                  2006
OLDEST YEAR BUILT/RENOVATED                        1964
WTD. AVG. YEAR BUILT/RENOVATED:                    2002

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2006.

--------------------------------------------------------------------------------
                  GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING
--------------------------------------------------------------------------------

                                                                                         WEIGHTED
                               NUMBER OF                               PERCENTAGE OF     AVERAGE                       WEIGHTED
                               MORTGAGED            CUT-OFF DATE       INITIAL           MORTGAGE       WEIGHTED       AVERAGE
RANGE OF                       REAL                 PRINCIPAL          LOAN GROUP 2      INTEREST       AVERAGE        CUT-OFF DATE
OCCUPANCY RATES AT U/W         PROPERTIES           BALANCE (1)        BALANCE           RATE           U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
81%      -   85%                  4                 $ 42,973,026        11.0%            5.5481%        1.28x          76.9%
86%      -   90%                 12                  126,157,146        32.4%            5.6800%        1.30           75.8%
91%      -   95%                 15                  106,657,325        27.4%            5.7476%        1.30           77.0%
96%      -   98%                 13                   84,984,172        21.8%            5.8544%        1.32           72.0%
99%      -  100%                  6                   28,989,410         7.4%            5.7588%        1.25           74.9%
                               ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          50                 $389,761,079       100.0%            5.7278%        1.30x          75.4%
                               =============================================================================================


MAXIMUM OCCUPANCY RATE AT U/W (1):          100%
MINIMUM OCCUPANCY RATE AT U/W (1):           81%
WTD. AVG. OCCUPANCY RATE AT U/W (1):         92%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------





                           [INTENTIONALLY LEFT BLANK]




--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                           PERCENTAGE
                                              CUT-OFF      OF INITIAL                                                      CUT-OFF
                                               DATE         MORTGAGE                             MORTGAGE                   DATE
                               PROPERTY      PRINCIPAL        POOL                  LOAN PER     INTEREST       U/W          LTV
#    LOAN NAME                   TYPE       BALANCE (1)      BALANCE    SF/UNITS   SF/UNITS(1)     RATE        DSCR        RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
1    770 Broadway               Office      $353,000,000      17.7%     1,046,634     $337        5.6475%      1.39x         61.9%
------------------------------------------------------------------------------------------------------------------------------------
2    Babcock & Brown FX 2     Multifamily   $198,599,584       9.9%         5,145  $38,601        5.5546%(2)   1.26x         79.6%
------------------------------------------------------------------------------------------------------------------------------------
3    535 and 545 Fifth Avenue   Office      $177,000,000       8.9%       498,769     $355        5.7684%(3)   1.31x         63.9%
------------------------------------------------------------------------------------------------------------------------------------
4    Norden Park                Office       $76,800,000       3.8%       620,642     $124        5.5100%      1.24x         79.2%
------------------------------------------------------------------------------------------------------------------------------------
5    1900 Market Street         Office       $63,120,000       3.2%       456,922     $138        6.3300%      1.25x         75.1%
------------------------------------------------------------------------------------------------------------------------------------
6    Towne Center at Cedar
     Lodge                      Retail       $57,000,000       2.9%       276,874     $206        5.8500%      1.22x         71.0%
------------------------------------------------------------------------------------------------------------------------------------
7    Poinsettia Plaza           Retail       $36,975,000       1.9%       153,205     $241        6.1100%      1.20x         74.0%
------------------------------------------------------------------------------------------------------------------------------------
8    CheckFree Corporation      Office       $30,000,000       1.5%       220,675     $136        6.1800%      1.86x         50.0%
------------------------------------------------------------------------------------------------------------------------------------
9    Marriott Milwaukee West     Hotel       $30,000,000       1.5%           282 $106,383        5.4100%      1.58x         75.0%
------------------------------------------------------------------------------------------------------------------------------------
10   Moorpark Marketplace       Retail       $25,500,000       1.3%       207,300     $123        5.1500%      1.23x         60.0%
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL / WTD. AVG.                  $1,047,994,584      52.4%           N/A      N/A        5.7050%      1.33x         68.6%
====================================================================================================================================

(1)  Based on a June 2006 Cut-off Date

(2)  The interest rate on the Babcock & Brown FX 2 Loan is 5.554644295%

(3)  The interest rate on the 535 and 545 Fifth Avenue Loan is 5.76837288135601%

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  770 BROADWAY
--------------------------------------------------------------------------------




                         [PLACEHOLDER FOR PHOTO AND MAP]



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  770 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:         $353,000,000

CUT-OFF DATE PRINCIPAL BALANCE(1):  $353,000,000

FIRST PAYMENT DATE:                 April 8, 2006

MORTGAGE INTEREST RATE:             5.6475% per annum

AMORTIZATION TERM:                  Interest only(2)

HYPERAMORTIZATION:                  N/A

ARD DATE:                           N/A

MATURITY DATE:                      March 8, 2016

MATURITY BALANCE:                   $353,000,000

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/defeasance until the date that is
                                    four months prior to the Maturity Date.

LOAN PER SQUARE FOOT/UNIT:          $337(1)

UP-FRONT RESERVES:                  None

ONGOING RESERVES:                   Tax and Insurance Reserve:         Yes
                                    Replacement Reserve:               Yes(3)
                                    Rollover Reserve:                  Yes(4)
                                    Excess Cash Flow Reserve:          Yes(5)

LOCKBOX:                            Springing

SUBORDINATE FINANCING:              None

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Central Business District

LOCATION:                       New York, NY

YEAR BUILT/RENOVATED:           1905/2001

SQUARE FEET:                    1,046,634

OCCUPANCY AT U/W(6):            100%

OWNERSHIP INTEREST:             Fee

MAJOR TENANTS(S)         NRSF         % TOTAL NRSF    LEASE EXPIRATION
----------------         ----         ------------    ----------------
VNU Inc. (7)             514,524      49.2%           05/14/15
J. Crew Group Inc.       187,800      17.9%           10/31/12
Viacom International
Inc. (8)                 147,484      14.1%           05/31/10

PROPERTY MANAGEMENT:            Vornado Office Management LLC

NET OPERATING
INCOME:              12/31/2003    12/31/2004  12/31/2005      U/W
                     ----------    ----------  ----------  -----------
                     $24,600,437   $24,585,567 $25,503,251 $28,364,917

U/W NET CASH FLOW:                $28,155,591

DSCR:                             1.39x

APPRAISED VALUE:                  $570,000,000

APPRAISAL DATE:                   June 1, 2006

CUT-OFF DATE LTV RATIO(1):        61.9%

MATURITY/ARD LTV RATIO:           61.9%


(1)      Based on the June 2006 cut-off date principal balance.

(2)      The 770 Broadway loan is interest only for the entire term.

(3) The borrower is required to deposit during the existence of a "Cash Sweep Period" the amount of $17,443 per month into a replacement reserve to fund ongoing repairs and replacements. "Cash Sweep Period" means each period commencing on the date that any of the following will occur: (a) the debt service coverage ratio for the Property is less than 1.1 to 1.0 for two (2) consecutive calendar quarters; (b) an Event of Default or (c) certain major tenants do not renew their respective leases in accordance with the Loan Documents or the guarantor is no longer investment grade.

(4) Upon the occurrence of an Event of Default, if lender accelerates the indebtedness or any guarantor falls below investment grade then borrower is required to deposit with lender $35,300,000 minus the actual out-of-pocket amount, if any, expended by borrower solely with respect to tenant improvement costs and leasing commission costs relating to the reletting, re-tenanting or renewing of any renewal space at the 770 Broadway Property.

(5) During a Cash Sweep Period, all excess cash flow shall be deposited into the excess cash flow reserve account.

(6)      Occupancy is based on the November 1, 2005 rent roll.

(7) VNU Inc. also subleases 62,600 SF from J. Crew Group Inc. under a sublease that expires on October 31, 2012.

(8) Viacom subleases 72,204 SF to Structure Tone Inc. under a sublease that expires on May 31, 2010.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  770 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

- 770 Broadway (the "Subject" or the "Property") is a pre-war, 15-story Class A multi-tenant office property containing 1,046,634 square feet of net rentable area. The Subject occupies an entire city block in New York City and is bound by East 9th Street to the north, East 8th Street to the south, Broadway to the west and 4th Avenue to the east.

- The historic office property was originally built in 1905 and was designed by Daniel Burnham, the architect of the distinguished Flatiron Building. The property was originally part of the Wanamaker Building and served as a retail store for the majority of the 20th century. Prior to its sale to Vornado Realty Trust in November 1998, the property was operated by Helmsley-Spear as a Class B office building.

- The Borrower acquired the Subject in November 1998 and spent approximately $76 million between 1999 and 2003 to redevelop and reposition the Property as a Class A office building. Approximately $33.4 million was spent on TILC's associated with leasing up the property to 99.8% occupancy as of November 1, 2005. The remaining $42.6 million was spent on physical upgrades. The interior improvements included a renovated lobby, upgraded passenger and freight elevators, and renovations to the common area and bathrooms. Exterior improvements included restoration of the building's limestone base, new lighting, a distinctive new entrance canopy, new insulated windows, a facade replacement and signage standards for street-level retail space. The Subject's illumination enhances the sidewalk and signage at night, making it a focal point for the block.

- As of November 1, 2005, the Subject was 99.8% occupied by eight tenants with an average in place rent of $33.42 PSF, with 17.6% of the building leased to investment grade tenants including: Viacom International Inc. (14.1% of NRA; $39.05 PSF; Lease Exp.: 5/31/2010; S&P: BBB), Powerspace & Services (2.3% of NRA; $59.00 PSF; Lease Exp.: 2/16/2011; S&P: BBB+)
         and Bank of America, N.A. (1.2% of NRA; $122.95 PSF; Lease Exp.:
         10/31/20; Moody's/S&P/Fitch: Aa2/AA-/AA-). The ground floors of the Subject contain four retail tenants (Kmart Corporation, Bank of America, Ann Taylor Retail Inc. and Headline News Inc. III) representing 15.9% of NRA, and the remaining fourteen floors are leased to four office tenants (VNU Inc., J. Crew Group Inc., Viacom International Inc. and Powerspace & Services) representing 83.5% of NRA. The remainder of the space consists of the management offices and storage space.

-        VNU Inc. ("VNU") (49.2% of NRA; $35.40 PSF; Lease Exp.: 5/14/2015) is
         the largest tenant and occupies 514,524 square feet on floors 2, 4 through 8, 13 and 15. VNU is a global publishing, media and consumer information firm that employs over 38,000 individuals and is active in over 100 countries, maintaining global headquarters in both The Netherlands and at the Subject. VNU's three largest subsidiaries are AC Nielsen, Claritas and Hollywood Reporter Industries.

- The second largest tenant, J. Crew Group Inc. ("J. Crew") (17.9% of NRA; $20.00 PSF; Lease Exp.: 10/31/2012), leases 187,800 square feet at the Subject. J. Crew is a nationally recognized retailer of men's and women's apparel, shoes and accessories, operating over 150 stores and 40 factory outlet stores, as well as catalog and internet businesses. The Subject serves as J. Crew Group Inc.'s global headquarters.

- The third largest tenant, Viacom International Inc. (14.1% NRA; $39.05 PSF; Lease Exp.: 5/31/2010), occupies 75,280 square feet and sublets 72,204 square feet to Structuretone, Inc. Viacom International Inc. is a subsidiary of Viacom, Inc., a worldwide leading diversified entertainment company. "Nickelodeon Online," a business unit of MTV Networks, "MTV Networks on Campus Inc." and "The MTVi Group L.P." are affiliates of Viacom International Inc. and operate at the Subject.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  770 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


-        The Subject is located in Manhattan's Midtown South office market.
         According to a CoStar report for 1st quarter 2006, there are 1,059 buildings containing approximately 92.4 million square feet of space. Approximately 14.0% of the market inventory consists of Class A properties (20 buildings; 12.9 million SF), with Class B properties accounting for 47.9% (339 buildings; 44.3 million SF) and Class C buildings representing 38.1% (700 buildings; 35.2 million SF). During the same time period, the Midtown South market exhibited an overall vacancy rate of 4.9% and an average asking rent of $35.84 PSF.

- The Subject is located in the Greenwich Village submarket of the Midtown South market. According to a CoStar report for 1st quarter 2006, the Greenwich Village submarket contains 85 buildings with a total of 6.2 million square feet and a vacancy rate of 2.4%. The average asking rent during the 1st quarter 2006 was $35.23/SF.

- The area in which the Subject is located is improved with commercial structures, which are generally of similar age. These properties range from five- to fifteen-story loft buildings, many of which have undergone conversion to commercial office use and to residential apartment use. The Subject's surrounding area is also becoming more of a retail shopping district, as national chains such as Benneton, The Body Shop and Software, Etc. have located on Broadway, and the neighborhood is competing with other retail areas of Midtown Manhattan. In addition, there has been an influx of trendy restaurants, cafes and coffee shops to the immediate north in the Union Square area. The presence of New York University and Cooper Union provides an added appeal to the area.

- The Sponsor of the loan, Vornado Realty LP, is owned by Vornado Realty Trust (Moody's/S&P: Baa2/BBB+) which is a fully integrated real estate company and one of the largest REIT's, owning and managing approximately 87 million square feet of real estate. Vornado Realty Trust owns and operates office, retail and showroom properties with large concentrations in the New York metropolitan area and in the Washington D.C. and Northern Virginia areas. Vornado's overall office portfolio includes approximately 28.6 million square feet, with its New York City Office Portfolio representing 13 million square feet and its Washington D.C. Portfolio representing 15.6 million square feet. Some of the notable New York properties owned and managed by Vornado include: One Penn Plaza, Two Penn Plaza, 909 Third Avenue, 888 Seventh Avenue, 866 United Nations Plaza and 90 Park Avenue. Vornado Office Management LLC, the borrower-affiliated entity that manages its extensive real estate portfolio, will manage the Subject.



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  770 BROADWAY
--------------------------------------------------------------------------------

LEASE ROLLOVER SCHEDULE (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF TOTAL BASE      CUMULATIVE % OF
                     # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
     YEAR              ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
    MTM (2)               2                 $0.00                0.5%               0.5%              0.0%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
     2010                 1                $39.05               14.1%              14.5%             16.5%                16.5%
------------------------------------------------------------------------------------------------------------------------------------
     2011                 1                $59.00                2.3%              16.8%              4.0%                20.5%
------------------------------------------------------------------------------------------------------------------------------------
     2012                 1                $20.00               17.9%              34.8%             10.8%                31.3%
------------------------------------------------------------------------------------------------------------------------------------
     2013                 1               $117.65                0.0%              34.8%              0.1%                31.4%
------------------------------------------------------------------------------------------------------------------------------------
     2014                 1               $136.25                0.7%              35.5%              3.0%                34.4%
------------------------------------------------------------------------------------------------------------------------------------
     2015                 1                $35.40               49.2%              84.7%             52.2%                86.6%
------------------------------------------------------------------------------------------------------------------------------------
     2016                 1                $21.52               13.9%              98.6%              9.0%                95.6%
------------------------------------------------------------------------------------------------------------------------------------
    >2016                 1               $122.95                1.2%              99.8%              4.4%               100.0%
------------------------------------------------------------------------------------------------------------------------------------
    Vacant               N/A                N/A                  0.2%             100.0%              N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Data based on rent roll dated 11/1/2005.

(2)  2,875 SF of MTM space is occupied by the management office.



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


                           [INTENTIONALLY LEFT BLANK]


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BABCOCK & BROWN FX 2
--------------------------------------------------------------------------------



                         [PLACEHOLDER FOR PHOTO AND MAP]


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BABCOCK & BROWN FX 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:     $198,599,584

CUT-OFF DATE PRINCIPAL
BALANCE (1):                    $198,599,584

FIRST PAYMENT DATE:             February 11, 2006

MORTGAGE INTEREST RATE:         5.5546% per annum(2)

AMORTIZATION TERM:              364 months(3)

HYPERAMORTIZATION:              N/A

ARD DATE:                       N/A

MATURITY DATE:                  January 11, 2016

MATURITY BALANCE:               $190,847,662

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout/defeasance until the date that is six
                                months prior to the Maturity Date.

LOAN PER UNIT:                  $38,601(1)

UP-FRONT RESERVES:              Engineering Reserve:       $967,285(4)

                                Renovation Reserve:        $2,767,989(5)

ONGOING RESERVES:               Tax and Insurance Reserve: Yes

                                Replacement Reserve:       Yes(6)

LOCKBOX:                        Hard

SUBORDINATE FINANCING:          Yes(7)


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:          Portfolio

PROPERTY TYPE:                   Multifamily

PROPERTY SUB-TYPE:               Conventional

LOCATION:                        Various(8)

YEAR BUILT/RENOVATED:            Various(9) /2006

UNITS:                           5,145

OCCUPANCY AT U/W(10):            90%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Alliance Residential Management,
                                 L.L.C.

                        12/31/2003  12/31/2004  3/31/2006       U/W
                        ----------  ----------  ---------   -----------
NET OPERATING
INCOME:                 $15,733,639 $14,068,796 $15,120,081 $17,562,381

U/W NET CASH FLOW:                  $17,047,881

DSCR:                               1.26x

APPRAISED VALUE:                    $249,600,000

APPRAISAL DATE:                     October 3, 2005

CUT-OFF DATE LTV RATIO(1):          79.6%

MATURITY/ARD LTV RATIO:             76.5%


(1)      Based on the June 2006 cut-off date principal balance.

(2) The interest rate for the Babcock & Brown FX2 Loan with the original principal balance of $198,599,584 is 5.554644295% per annum.

(3)      The Babcock & Brown FX2 Loan has 84 interest-only payments.

(4) The engineering reserve was established at closing to fund immediate repairs.

(5) The renovation reserve was established at closing to fund certain scheduled renovations.

(6) From and after July 11, 2007, the borrower is required to make monthly deposits of one-twelfth of an amount equal to $250 per unit into a replacement reserve to fund ongoing repairs and replacements.

(7) The sponsor of the Babcock & Brown FX2 Loan is an indirect owner of the mezzanine borrower under a $16,261,174.00 mezzanine loan secured by all of the partnership interests in the borrower. An affiliate of the sponsor is the lender under the mezzanine loan and has entered into a typical subordination and intercreditor agreement.

(8) The Babcock & Brown FX2 portfolio is comprised of seventeen properties. See the Portfolio Information table below.

(9)      The Babcock & Brown FX2 Properties were constructed between 1965 and
         1985.

(10)     Occupancy is based on the January 23, 2006 rent roll.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BABCOCK & BROWN FX 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

                                                                                                   ALLOCATED
                             YEAR                                                                ORIGINAL LOAN
    PROPERTY NAME       BUILT/RENOVATED         LOCATION           UNITS      OCCUPANCY (1)         BALANCE         APPRAISED VALUE
------------------------------------------------------------------------------------------------------------------------------------
Seven Gables               1965/2006          Richmond, VA         1,184            89%            $50,885,110         $62,400,000
Knollwood I and II         1980/2006         Hazelwood, MO           608            81%            $25,432,961         $33,100,000
Rollingwood                1976/2006          Richmond, VA           278            92%            $13,114,275         $17,900,000
Commerce Park              1981/2006          Houston, TX            354            97%            $12,072,005         $14,200,000
Audubon Park               1983/2006          Mesquite, TX           260            84%            $11,000,337         $13,700,000
Falls on Clearwood         1970/2006         Richardson, TX          236            94%            $10,546,965         $12,800,000
Foxcroft                   1972/2006           Tampa, FL             192            97%            $10,282,006         $12,400,000
Cambridge Place            1980/2006          Houston, TX            336            89%            $10,090,497         $13,700,000
Hilltop                    1984/2006    North Richland Hills, TX     238            93%             $9,617,917         $11,500,000
Hidden Oaks                1980/2006           Albany, GA            240            92%             $6,777,151          $7,600,000
Twin Rivers                1976/2006          Hopewell, VA           149            93%             $6,176,782          $7,700,000
Autumn Ridge               1985/2006         Greensboro, NC          276            97%             $6,109,093          $7,600,000
Windsor Harbor             1971/2006         Charlotte, NC           200            90%             $5,821,077          $7,400,000
Timbercreek VA             1968/2006          Richmond, VA           160            94%             $5,749,790          $8,200,000
Cambridge Court            1978/2006          Houston, TX            226            92%             $5,525,106          $8,200,000
Forest Creek               1984/2006           Largo, FL             104           100%             $5,429,173          $6,600,000
Brookhaven                 1983/2006           Macon, GA             104            94%             $3,969,339          $4,600,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                             5,145            90%           $198,599,584        $249,600,000
====================================================================================================================================

(1)  Based on the rent roll dated 1/23/2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BABCOCK & BROWN FX 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

- The Babcock & Brown FX 2 Portfolio Mortgage Loan (the "FX 2 Pool") is secured by 17 multifamily properties located in Virginia (38.2%), Texas (29.6%), Missouri (12.8%), Florida (7.9%), North Carolina (6.0%) and Georgia (5.4%). The collateral for the Loan consists of 5,145 total units; which are comprised of 110 studios, 1,901 one-bedrooms units, 2,921 two-bedroom units and 213 three-bedroom units. All properties are class B garden-style apartment buildings constructed between 1965 and 1985. The amenities generally include swimming pools, tennis courts, fitness centers, playgrounds, clubhouses and laundry facilities.

- From October 2004 through the end of 2005 approximately $8.3 million ($1,610 per unit) was spent on the FX 2 Pool properties for renovations and upgrades. Additionally, $2.8 million ($538 per unit) was reserved at closing to be spent on further renovations of the FX 2 Pool assets, which will bring the total recent renovations to over $11.0 million ($2,148 per unit). Improvements include interior upgrades, exterior repairs and paint, HVAC replacement, roof repairs and replacement, new landscaping, clubhouse upgrades and new signage.

THE MARKETS

Richmond-Petersburg, Virginia

- Four of the properties (Seven Gables, Rollingwood and Timbercreek VA in Richmond, Virginia; and Twin Rivers in Hopewell, Virginia) are located within the Richmond-Petersburg, VA MSA. Richmond, the capital of Virginia, is located in the eastern-center portion of the state and, according to economy.com, had a 2005 population of approximately 1,170,000 residents. Recent job growth has been strong, with a 4.4% increase in employment from 2003 to 2005. According to REIS, as of the 1st Quarter 2006 the Richmond apartment market contained approximately 65,064 units with an average occupancy of 92.2%, up from 91.9% at the end of 2005. The average asking rent was $724 per month, up from $715 per month a year earlier. Richmond benefits from its proximity to the wealthy Washington, D.C. suburbs and its extensive interstate highway system that provides access to all of the major metropolitan areas on the east coast. The city continues to diversify its economy (away from manufacturing) toward a service and high tech-oriented economy.

- Seven Gables is located in the Airport apartment submarket, which as of 1Q 2006 comprised 5,701 units (8.8% of the market) with an average occupancy of 93.3% and an average asking rent of $629 per month.

- Rollingwood is located in the South Chesterfield apartment submarket, which as of 1Q 2006 comprised 8,194 units (12.6% of the market) with an average occupancy of 88.6% and an average asking rent of $668 per month.

- Twin Rivers is located in the Tri-Cities apartment submarket, according to Carolina's Real Data. As of August 2005 the submarket comprised 2,876 units with an average occupancy of 96.0% and an average asking rent of $648 per month.

- Timbercreek VA is located in the Southside/Broadrock apartment submarket, which as of the 1Q 2006 comprised 4,711 units (7.2% of the market) with an average occupancy of 88.6% and an average asking rent of $516 per month.

Dallas/Fort Worth, Texas

- Three of the properties (Audubon Park in Mesquite, Texas; Hilltop in North Richland Hills, Texas; and Falls on Clearwood in Richardson, Texas) are located within the Dallas/Forth Worth, TX MSA, which is the fifth-largest MSA in the nation. The 2005 population was estimated at 3,885,400, up 11.8% from 2000. REIS divides the Dallas/Forth Worth MSA into two distinct apartment markets: Dallas and Forth Worth. As of 1Q 2006 the Dallas apartment market contained 369,964 units with an average occupancy of 91.5%, up from 89.6% as of 1Q 2005. The average asking rent was $746 per month, up from $740 per month a year earlier. As of 1Q 2006 the Forth Worth apartment market contained 143,971 units with an average occupancy of 90.5%, up from 89.9% a year earlier. The average asking rent was $663 per month, unchanged from a year earlier.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              BABCOCK & BROWN FX 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

- Audubon Park is located in the Garland submarket of the Dallas apartment market, which as of 1Q 2006 comprised 15,280 units (4.1% of the market) with an average occupancy of 93.9% and an average asking rent of $674 per month.

- Falls on Clearwood is located in the Richardson submarket of the Dallas apartment market, which as of 1Q 2006 comprised 13,241 units (3.6% of the market) with an average occupancy of 92.2% and an average asking rent of $774 per month.

- Hilltop is located in the Northeast submarket of the Fort Worth apartment market, which as of 1Q 2006 comprised 15,445 units (10.7% of the market) with an average occupancy of 91.1% and an average asking rent of $721 per month.

Houston, Texas

- Three of the properties (Commerce Park, Cambridge Place and Cambridge Court) are located in Houston, within the Houston-Sugar Land-Baytown, TX MSA. Houston is the largest city in Texas and the fourth largest in the nation, and over the past five years Houston's population has grown approximately 2.4% annually, twice the national average. The 2005 population was estimated at 5,257,100, up 10.9% from 2000. The strength of the energy sector has helped spur economic growth in the MSA. With Wal-Mart announcing the imminent opening of its largest distribution center in the U.S. near the Port of Houston and several other expansions in that same area currently underway, the near-term economic forecast for the area is for continued job growth and in-migration. According to REIS, as of 1Q 2006 the Houston apartment market contained 438,306 units with an average occupancy of 93.9%, up significantly from 89.4% as of 1Q 2005. The average asking rent was $702 per month, up from $693 per month a year earlier.

- Commerce Park is located in the Northborough apartment submarket, which as of 1Q 2006 comprised 13,206 units (3.0% of the market) with an average occupancy of 92.3% and an average asking rent of $599 per month.

- Cambridge Place is located in the Briar Forest apartment submarket, which as of 1Q 2006 comprised 41,331 units (9.4% of the market) with an average occupancy of 94.8% and an average asking rent of $777 per month.

- Cambridge Court is located in the Spring Branch apartment submarket, which as of 1Q 2006 comprised 19,824 units (4.5% of the market) with an average occupancy of 95.4% and an average asking rent of $615 per month.

St. Louis, Missouri

-        Knollwood I and II is located in Hazelwood, Missouri within the St.
         Louis, MO-IL MSA. The MSA has a diversified economic base, with no one sector contributing more than 20% to the area employment. According to the U.S. Census Bureau, the MSA had an estimated 2005 population of 2,754,233, representing a marginal increase of 2.1% over the 2000 population. According to REIS, as of 1Q 2006 the St. Louis apartment market contained 119,162 units with an average occupancy of 91.4%, virtually unchanged from 91.5% as of 1Q 2005. The average asking rent was $689 per month, up from $677 per month a year earlier. Knollwood I and II is located in the Florissant/North County apartment submarket, which as of 1Q 2006 comprised 13,678 units (11.5% of the market) with an average occupancy of 92.5% and an average asking rent of $603 per month.

Tampa, FL

- Two of the properties (Foxcroft in Tampa, Florida; and Forest Creek in Largo, Florida) are located within the Tampa-St. Petersburg-Clearwater, FL MSA. Like much of Florida, Tampa's economy relies heavily on services and tourism, but not to the extent of some other cities, such as Miami and Orlando. As a regional economic hub, Tampa has historically outperformed the nation's Top 100 Metro areas in terms of its economic output. According to Claritas, the 2004 population of the MSA was estimated to be 2,554,962, a 7.0% increase from the 2000 population, and the MSA is projected to outperform both the Florida and National averages in terms of job growth over the foreseeable future.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       43
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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BABCOCK & BROWN FX 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

- According to REIS, as of 1Q 2006 the Tampa-St. Petersburg apartment market contained 145,969 units with an average occupancy of 95.3%, up from 93.2% as of 1Q 2005. The average asking rent was $785 per month, up significantly from $751 per month a year earlier.

- Foxcroft is located in the Sulphur Springs apartment submarket, which as of 1Q 2006 comprised 10,039 units (6.9% of the market) with an average occupancy of 95.6% and an average asking rent of $720 per month.

- Forest Creek is located in the Largo apartment submarket, which as of 1Q 2006 comprised 6,738 units (4.6% of the market) with an average occupancy of 96.6% and an average asking rent of $713 per month.

Albany, GA

- Hidden Oaks is located in Albany, Georgia, a rural area in the southwestern portion of the state and within the Albany MSA. According to the U.S. Census Bureau, the estimated July 2004 population for the Albany, GA MSA was 162,800, an increase of 3.1% from July 2000. While no reporting service covers the Albany apartment market, discussions with real estate professionals familiar with the area indicated that the market's occupancy as of October 2005 was between 90% and 95%. Only three new multifamily developments have been constructed in the market since 1990, and no new projects were under construction or in the planning stage at the time of the market survey. The Appraiser surveyed five comparable apartment complexes in Albany, which ranged in occupancy from 83% to 97%, with all but one being 96% occupied or higher. Average rental rates for the comparable properties ranged from $438 per month to $538 per month.

Greensboro, NC

- Autumn Ridge is located in Greensboro, North Carolina within the Greensboro-High Point, NC MSA. North Carolina now ranks as the state with the third-largest biotechnology industry, much of which is found in the Greensboro MSA. According to the U.S. Census Bureau, the estimated July 2004 population for the MSA was 667,542, a 3.4% increase from July 2000. August 2005 estimates placed unemployment in the MSA at 5.5%. According to REIS, as of 1Q 2006 the Greensboro/Winston-Salem apartment market contained 55,154 units with an average occupancy of 90.9%, down slightly from 91.3% as of 1Q 2005. The average asking rent was $615 per month, up slightly from $610 per month a year earlier. Autumn Ridge is located in the Northeast Greensboro apartment submarket, which as of 1Q 2006 comprised 8,876 units (16.1% of the market) with an average occupancy of 90.2% and an average asking rent of $619 per month.

Charlotte, NC

- Windsor Harbor is located in Charlotte, North Carolina within the Charlotte-Gastonia-Concord, NC-SC MSA. Historically, Charlotte has been perceived as a textile center and more recently as a banking hub. Greater Charlotte is sixth in the nation in terms of the number of Fortune 500 firms (nine) that are headquartered in the area. According to economy.com, the 2005 population estimate for the MSA was 1,498,600, an 11.8% increase from 2000. The 2005 unemployment estimate was 5.1%, down from a recent high of 6.6% in 2003. According to REIS, as of 1Q 2006 the Charlotte apartment market contained 80,197 units with an average occupancy of 91.5%, up from 90.5% as of 1Q 2005. The average asking rent was $729 per month, down slightly from $733 per month a year earlier. Windsor Harbor is located in the North Tryon Street apartment submarket, which as of 1Q 2006 comprised 6,118 units (7.6% of the market) with an average occupancy of 87.5% and an average asking rent of $591 per month.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       44
--------------------------------------------------------------------------------

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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BABCOCK & BROWN FX 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

Macon, GA

- Brookhaven Apartments is located in Macon, Georgia, in the Macon, GA MSA. Macon is the retail, financial, medical, educational and cultural center of an otherwise rural section of GA. Significant contributors to the local economy include the Medical Center of Central Georgia, one of four Level One trauma centers in the state and one of the top 100-performing hospitals in the country, and the air force base and logistics center approximately 16 miles south of Macon. According to economy.com, the 2005 population estimate for the MSA was 229,400, a 3.1% increase from 2000. According to the Middle Georgia Market Analysis, which was last published in October 2004, the Middle Georgia apartment market had an average occupancy of 91.1%. A representative from the Middle Georgia Market Analysis estimated that the average occupancy level for the overall market at the end of 2005 was around 93% to 94%. Brookhaven Apartments is located in the Macon West multifamily submarket, which had an occupancy of 86.0% as of the October 2004 report. The Appraiser surveyed five rent comparables, which displayed one-bedroom rents of $450 to $734 per month and two bedroom rents of $550 to $705 per month. The average occupancy for the rent comparables was 91.7%.

THE BORROWER

- The borrower is a bankruptcy-remote single purpose entity. Babcock & Brown is the majority-owner while Alliance Group PP, L.L.C. has a non-controlling minority interest. Together, the sponsors have a net worth of $333.5 million and liquidity of $13.6 million.

- Babcock is a global investment and advisory firm with longstanding capabilities in structured finance and the creation, syndication and management of asset and cash flow-based investments. Babcock & Brown was formed in 1977 and has five operating divisions: real estate, infrastructure and project finance, operating leasing, structured finance and corporate finance. Babcock operates from 18 offices worldwide, anchored by administrative hub offices in Sydney, San Francisco, New York, Munich and London. Babcock & Brown's corporate headquarters are in Sydney, and the company has more than 640 employees worldwide. As of December 31, 2005, the company had total assets of $6.4 billion, including $1.3 billion in real estate assets, and an overall net worth and liquidity of $1.1 billion and $288 million, respectively. Net revenue from real estate investment activities in 2005 was $287.9 million.

THE MANAGER

-        Alliance Residential Management, L.L.C is the property manager.
         Alliance Residential is recognized as a leading management company because of the extensive experience of its executives, the performance of its properties and its innovative management-training program. Alliance Residential Management is one of the largest operators of multifamily communities in the United States, with more than 45,000 apartment homes under management nationwide. The Alliance portfolio includes communities throughout Texas and the Midwest, along the Eastern Seaboard from Virginia to Florida, and in Nevada and Arizona. The firm's property management operations are based in Houston, Texas.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       45
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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
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                           [INTENTIONALLY LEFT BLANK]




--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       46
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


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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
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                            535 AND 545 FIFTH AVENUE
--------------------------------------------------------------------------------




                         [PLACEHOLDER FOR PHOTO AND MAP]



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       47
--------------------------------------------------------------------------------

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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            535 AND 545 FIFTH AVENUE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:     $177,000,000

CUT-OFF DATE PRINCIPAL
BALANCE(1):                     $177,000,000

FIRST PAYMENT DATE:             April 11, 2006

MORTGAGE INTEREST RATE:         5.7684% per annum

AMORTIZATION TERM:              Interest-Only(2)

HYPERAMORTIZATION:              N/A

ARD DATE:                       N/A

MATURITY DATE:                  May 11, 2016

MATURITY BALANCE:               $177,000,000

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout/defeasance until the date that is
                                three months prior to the Maturity Date.

LOAN PER SQUARE FOOT            $355

UP-FRONT RESERVES:              Tenant Holdback Reserve:   $1,861,547(3)

ONGOING RESERVES:               Tax and Insurance Reserve: Yes

                                Replacement Reserve:       Yes(4)

                                Rollover Reserve:          Yes(5)
                                Tenant Holdback Reserve:   Yes(6)
LOCKBOX:                        Hard

SUBORDINATE FINANCING:          Yes(7)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Central Business District

LOCATION:                       New York, NY

YEAR BUILT/RENOVATED:           1927/2005

SQUARE FEET:                    498,769

OCCUPANCY AT U/W(8):            94%

OWNERSHIP INTEREST:             Fee

MAJOR TENANTS(S)         NRSF        % TOTAL NRSF     LEASE EXPIRATION
----------------         ----        ------------     ----------------
Ascent Media             39,666      8.0%             6/30/2012
Manhattan Transfer       33,000      6.6%             6/30/2008
LIM college              30,160      6.0%             3/31/2021

PROPERTY MANAGEMENT:            CB Richard Ellis, Inc.

                     12/31/2003  12/31/2004   12/31/2005  U/W
                     ----------  ----------   ----------  ---
NET OPERATING
INCOME:              $9,175,283  $8,809,246   $8,459,899  $13,630,380

U/W NET CASH FLOW:               $13,530,626

DSCR:                            1.31x

APPRAISED VALUE:                 $276,900,000

APPRAISAL DATE:                  May 3, 2006

CUT-OFF DATE LTV RATIO(1):       63.9%

MATURITY/ARD LTV RATIO:          63.9%
--------------------------------------------------------------------------------
(1)  Based on the June 2006 cut-off date principal balance.

(2)  The 535-545 Fifth Avenue Loan is interest-only for the entire term.

(3) The tenant holdback reserve was established at closing to collect proceeds of the 535-545 Fifth Avenue Loan in the event that certain leases are not executed prior to the closing date.

(4) Beginning on the second Due Date, the borrower is required to deposit $8,212 per month into a replacement reserve to fund ongoing repairs and replacements.

(5) Beginning on the twelfth Due Date, the borrower is required to deposit $41,666 per month into a rollover reserve to fund tenant improvement and leasing commissions, provided that the borrower will not be required to make any payments into a rollover reserve if the balance of the reserve equals or exceeds $2,000,000.

(6) In the event the tenant holdback reserve funds exceed the aggregate free rent granted to the tenant thereunder, lender shall disburse the amount of such funds to the borrower upon satisfaction of certain conditions as specified in the mortgage loan documents.

(7) The sole member of borrower ("First Mezzanine Borrower") has pledged its interest in borrower as security for a $19,500,000 mezzanine loan currently held by Column Financial, Inc. The sole member of First Mezzanine Borrower has pledged its interest in First Mezzanine Borrower as security for a $19,500,000 second mezzanine loan currently held by RCC Real Estate SPE, LLC.

(8)  Occupancy is based on the February 1, 2006 rent roll.



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       48
--------------------------------------------------------------------------------

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CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

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                            535 AND 545 FIFTH AVENUE
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

- 535 and 545 Fifth Avenue (the "Subject" or the "Property") is a 498,769 square foot Class A office property located in Manhattan. The Subject consists of two buildings that are 35 stories (535 Fifth) and 14 stories (545 Fifth) tall and are situated on a rectangular shaped parcel. Although separate buildings, the two assets are connected on the 5th floor, and currently being configured to be connected on the seventh floor to accommodate a new tenant.

- The Subject is situated in the heart of Midtown Manhattan on the east side of Fifth Avenue between 44th and 45th Streets. 535 Fifth Avenue is a 35-story brown-brick building totaling approximately 321,528 square feet that was constructed in 1927 and extensively renovated between 1996 and 2005. Approximately $29 million was spent on improvements including a complete lobby upgrade and new limestone facade from the street level to the third floor. 545 Fifth Avenue is a 14-story building totaling approximately 177,241 square feet. Originally constructed in 1927 as a hotel, 545 Fifth Avenue underwent extensive renovation in 1985 and more recently, between 1996 and 2005. Approximately $11.8 million was spent on the latest improvements including a complete lobby renovation, tenant improvements, common corridor and restroom upgrades, security system upgrades and HVAC, electrical, fire and life system upgrades.

- The Subject contains a total of 423,276 square feet of office space, 48,157 square feet of retail space and 26,991 square feet of storage space, with the remaining 345 square feet leased to telecommunications tenants. The Property was 93.7% occupied as of February 1, 2006 by a diverse roster of tenants paying a weighted average rent of $34.87 PSF for the office space and $104.04 PSF for the retail space. Major tenants at the Subject include Duane Reade, Staples, Michael C. Fina, Starbucks and Ascent Media, with no one tenant occupying more than 8.0% of NRA.

- Ascent Media (8.0% of NRA; $30.86 PSF; Lease Exp. 6/30/2012) occupies 39,666 square feet and is the largest tenant. Ascent Media provides creative and technical media services to the media and entertainment industries. In addition to its facilities at the subject, Ascent Media has more than 100 facilities in five countries, and more than 4,200 employees. From its facilities at the subject, Ascent Media provides services that include video switching, 3D animation, visual effects design and post-production for commercials, music videos, feature films and television.

- The second largest tenant is Manhattan Transfer (6.6% of NRA; $28.50 PSF; Lease Exp. 6/30/2008). A subsidiary of Ascent Media, Manhattan Transfer provides full post-production services, including film transfer, editorial, animation and audio.

- The third largest tenant is LIM College (6.0% of NRA; $43.00 PSF; Lease Exp. 3/31/2021). A private, independent college, LIM was founded in 1939 by Maxwell F. Marcuse. LIM has evolved into a four-year college, the first private specialized college of fashion business-related studies ever to be accredited by the Middle States Commission on Higher Education, the primary collegiate accrediting agency in the region.

- The Subject is located in the area defined as the Midtown market, generally defined as the area between 30th and 65th Streets from the Hudson River to the East River. The Midtown office market is further divided into seven submarkets, one of which is Times Square, the subject's submarket. The Times Square submarket encompasses the area north of West 42nd Street, South of West 50th Street, from the east side of Sixth Avenue to the Hudson River. The Times Square District, although only the fourth largest of Midtown Manhattan's office submarkets, has received tremendous investor interest and worldwide attention over the last several years. Many nearby options for transportation include local buses running along Fifth, Sixth, and Seventh Avenues, several subway stations including the 1, 2, 3, A, C, E, 7, B, D, F, the cross-town shuttle and Grand Central Station.

-    According to CoStar, as of 1st quarter 2006, the Times Square submarket had
     39.5 million square feet of office space across 167 buildings. Approximately 13.5% of the Midtown inventory is within this area. Based on its aggregate rentable area, approximately 74.0% of the submarket's inventory is situated within Class A buildings (32 buildings; 29.2 million square feet), with the remaining buildings classified as either Class B or C product (135 buildings; 10.3 million square feet). In the same period, the Times Square submarket exhibited an overall vacancy rate of 4.6% and an average asking rent of $57.92 PSF.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            535 AND 545 FIFTH AVENUE
--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

o The Borrower, 535-545 Fee LLC, is a single purpose bankruptcy-remote entity controlled by The Moinian Group. The Moinian Group owns and operates more than 20 million square feet of commercial space throughout the US and abroad, with 14 million square feet solely in Manhattan. Joseph Moinian, the CEO of The Moinian Group, is the guarantor. As of June 30, 2005, Mr. Moinian had a net worth in excess of $778 million, and liquidity of $20 million. Mr. Moinian is providing a debt service guarantee and is responsible for the monthly debt service and reserve payments until an all-in DSCR of 1.05 is achieved based upon a thirty year amortization schedule for the Loan, the First Mezzanine Loan and the Second Mezzanine Loan. The Property was acquired as part of a two-property portfolio for $260,000,000 with the borrower contributing $52.5 million (20.2%) of equity in the transaction.

o The Property is managed by CB Richard Ellis' Facilities Management. CB Richard Ellis currently has approximately 165 million square feet of commercial space under management. Facilities Management provides clients in markets worldwide with efficient, effective methods to improve their financial bottom line, support customer service and improve productivity.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            535 AND 545 FIFTH AVENUE
--------------------------------------------------------------------------------

LEASE ROLLOVER SCHEDULE (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              % OF TOTAL BASE      CUMULATIVE % OF
                   # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
        YEAR         ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
         MTM            9                $11.93                0.3%              0.3%               0.1%                0.1%
------------------------------------------------------------------------------------------------------------------------------------
        2006           11                $42.44                4.4%              4.7%               4.8%                4.9%
------------------------------------------------------------------------------------------------------------------------------------
        2007            8                $38.82                4.0%              8.7%               4.1%                9.0%
------------------------------------------------------------------------------------------------------------------------------------
        2008           14                $29.82               20.9%              29.6%             16.3%                25.3%
------------------------------------------------------------------------------------------------------------------------------------
        2009           11                $42.49                7.0%              36.6%              7.8%                33.1%
------------------------------------------------------------------------------------------------------------------------------------
        2010           17                $42.41               14.4%              51.0%             16.0%                49.1%
------------------------------------------------------------------------------------------------------------------------------------
        2011            6                $48.07                8.1%              59.1%             10.2%                59.3%
------------------------------------------------------------------------------------------------------------------------------------
        2012            2                $30.67                4.6%              63.7%              3.7%                62.9%
------------------------------------------------------------------------------------------------------------------------------------
        2013            3                $33.08                6.3%              70.0%              5.5%                68.4%
------------------------------------------------------------------------------------------------------------------------------------
        2014            2                $59.26                1.1%              71.1%              1.7%                70.1%
------------------------------------------------------------------------------------------------------------------------------------
        2015            6                $54.65               10.7%              81.8%             15.3%                85.4%
------------------------------------------------------------------------------------------------------------------------------------
        2016            2                $64.46                2.3%              84.1%              3.8%                89.2%
------------------------------------------------------------------------------------------------------------------------------------
        >2016           3                $42.91                9.6%              93.7%             10.8%               100.0%
------------------------------------------------------------------------------------------------------------------------------------
       Vacant          N/A                N/A                  6.3%             100.0%              N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Data based on the rent roll dated 2/1/2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------








                           [INTENTIONALLY LEFT BLANK]





--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                                   NORDEN PARK









                         [PLACEHOLDER FOR PHOTO AND MAP]



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                                   NORDEN PARK

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:     $76,800,000

CUT-OFF DATE PRINCIPAL
BALANCE(1):                     $76,800,000

FIRST PAYMENT DATE:             February 11, 2006

MORTGAGE INTEREST RATE:         5.5100% per annum

AMORTIZATION TERM:              360 months( 2)

HYPERAMORTIZATION:              N/A

ARD DATE:                       N/A

MATURITY DATE:                  January 11, 2016

MATURITY BALANCE:               $71,356,578

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout/defeasance until the date that is
                                three months prior to the Maturity Date.

LOAN PER SQUARE FOOT:           $124 (1)

UP-FRONT RESERVES:              Holdback Reserve:          $4,000,000
                                Environmental Reserve:     $6,250

ONGOING RESERVES:               Tax and Insurance Reserve: Yes
                                Replacement Reserve:       Yes (3)
                                Northrop Grumman Reserve:  Yes (4)

SPRINGING RESERVES:             Tauck Reserve:             Yes (5)

LOCKBOX:                        Hard

MEZZANINE:                      Yes(6)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Suburban

LOCATION:                       Norwalk, CT

YEAR BUILT/RENOVATED:           1962/2004

SQUARE FEET:                    620,642

OCCUPANCY AT U/W(7):            83%

OWNERSHIP INTEREST:             Fee

MAJOR TENANT(S)              NRSF     % OF TOTAL NRSF  LEASE EXPIRATION
---------------              ----     ---------------  ----------------
Northrop Grumman             320,230  51.6%            12/31/2014
  Corporation
Katharine Gibbs School of    64,545   10.4%            7/31/2018
Norwalk
Tauck World Discovery        55,137   8.9%             8/1/2016

PROPERTY MANAGEMENT:            FPG Management, LLC

NET OPERATING
INCOME:               12/31/2003  12/31/2004  12/31/2005  U/W
                      ----------  ----------  ----------  ---
                      N/A         N/A         N/A         $6,763,756

U/W NET CASH FLOW:                $6,482,107

DSCR                              1.24x

APPRAISED VALUE:                  $97,000,000

APPRAISAL DATE:                   October 31, 2005

CUT-OFF DATE LTV RATIO(1):        79.2%

MATURITY/ARD LTV RATIO:           73.6%
--------------------------------------------------------------------------------

(1)  Based on the June 2006 cut-off date principal balance.

(2)  The Norden Park Loan has an interest-only period of 60 months.

(3) The borrower is required to deposit $5,167 per month into a replacement reserve to fund ongoing repairs and replacements.

(4) On each Payment Date during a Northrop Grumman Reserve Period (84th - 108th payment), the borrower is required to deposit an amount equal to $66,560 into the Northrop Grumman Reserve Fund for tenant improvements and leasing commissions to retain or replace Northrop Grumman. The lender will release amounts to the borrower under the Norden Park Loan for tenant improvement and leasing commission obligations incurred by borrower, and will release the entire reserve upon satisfactory renewal of the Northrop Grumman lease or the signing of an acceptable lease by a replacement tenant meeting the requirements of the loan documents.

(5) The borrower is required to deposit proceeds (up to $1,322,400) in the event that the tenant under the Tauck Lease exercises its purchase option with respect to a development parcel at the property. Such amount will be held by lender as security for the Norden Park Loan, and in certain circumstances, may be used for tenant improvements and leasing commissions in connection with replacing Tauck.

(6) A $4,800,000.00 mezzanine loan to Norden Park LLC, the sole member of the borrower, is secured by a pledge by Norden Park LLC of all of its limited liability company interests in the borrower.

(7)  Occupancy is based on the February 14, 2006 rent roll.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                                   NORDEN PARK

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

- Norden Park (the "Subject" or the "Property") is a multi-story, multi-tenant class A office building with a net rentable area of 620,642 SF that is situated on a 37.21-acre parcel of land in Norwalk, Connecticut.

- The Subject is within one mile of Exit 16 off I-95 and is also strategically located near a high concentration of retail and restaurants on Route 1. The building benefits from its extravagant entrances and high-tech office interiors with open mesh screen walls. On the exterior, energy-efficient tinted glass and metal panels give Norden Park an attractive look that is easily visible from I-95. The Subject is a former manufacturing facility building, half of which has been renovated and converted to office space in 2001/2002. In addition, the Subject went through an extensive $10.5 million renovation in 2003 with an additional $2.0 million in electrical systems and modernization of the boiler plant, as well as chillers and controls upgrades in mid-2004. An additional $515,000 of capital improvements has been completed as of year-end 2005. As a result of the recent renovations, New York Construction Magazine named Norden Park "Adaptive Re-Use Project of the Year" in 2003.

- Norden Park sits on a campus like setting consisting of manicured lawns, mature trees and bushes, pathways and a patio. The Subject offers plenty of parking with 1,879 parking spaces, which exceeds the average parking capacity of its competitors in the Norwalk office market. There are three employee parking lots on the east, west and south side of the property and two visitor parking lots on the northwest and northeast sides of the property. Other amenities include the Norden Park Plaza Cafe, located on the interior courtyard with an adjacent exterior dining area and a state-of-the-art fitness center.

- The property was 83% leased as of February 14, 2006 to a diverse roster of tenants paying an average rent of $14.10 PSF. 56.1% of the Subject is leased by credit rated tenants including Northrop Grumman Corporation ($11.50 PSF; 51.6% NRA; lease exp. 12/31/2014; S&P/Moody's/Fitch:
     BBB+/Baa2/BBB+) and Pepperidge Farm ($24.50 PSF; 4.5% NRA; lease exp. 5/31/2008; S&P/Moody's: A/A3). Other major tenants include Katharine Gibbs School of Norwalk ($17.50 PSF; 10.4% NRA; lease exp. 7/31/2018) and Tauck, Inc. ($16.10SF; 8.9% NRA; lease exp. 8/31/2016).

- Northrop Grumman Corporation ("Northrop"), the largest tenant, occupies 320,230 SF of space and pays rent of $11.50 PSF annually. The tenant has rental increases in January 2009, 2011 and 2013 to $12.50 PSF, $13.50 PSF and $14.50, respectively. Northrop has three, two-year extension options and pays its pro rata share of all operating expenses. Northrop is a leading designer, developer and manufacturer of advanced electronic systems for military use and the second largest defense contractor in the United States.

- The Katharine Gibbs School of Norwalk ("Gibbs") occupies 64,545 SF of space and pays rent of $17.50 PSF annually. The tenant has rental increases in July 2009, 2012 and 2015 to $19.50 PSF, $20.50 PSF and $21.50 PSF,
     respectively. Gibbs has one five-year extension option at market rent and pays its pro rata share of all operating expenses. Founded in 1911, Gibbs offers associate and bachelor degree programs in subjects ranging from nursing and healthcare management to digital media and e-commerce. Gibbs is owned by Career Education Corporation, which earned over $2 billion in revenue during 2005. The Norwalk campus is one of nine Gibbs College locations on the east coast of the United States.

- Tauck, Inc. ("Tauck") occupies 55,137 SF of space and pays rent of $16.10 PSF annually. The tenant has rental increases in September 2008 and 2013 to $18.36 PSF and $20.84 PSF, respectively. Tauck has two, five-year extension options at market rent and pays its pro rata share of operating expenses. Tauck is an 81-year old, family-owned travel company that is regularly named as one of the "World's Best Operators" by Travel & Leisure Magazine. Tauck provides over 100 different travel opportunities to its customers and has received the "Best Customer Satisfaction" award from the American Automobile Association for five consecutive years.

- Pepperidge Farm occupies 27,858 SF of space and pays rent of $24.50 PSF annually. Pepperidge Farm has two, three-year extension options at market rent and pays its pro rata share of operating expenses. Founded in 1937, Pepperidge Farm has grown into one of the world's most recognizable brand names with popular products including Goldfish crackers and Milano cookies.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                                   NORDEN PARK

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

- The Subject is located in Fairfield County, adjacent to Interstate 95, between Exit 16 and 17, in Norwalk, CT. Additionally, Norden Park is situated just under three miles from the interchange of Interstate 95 and Route 7, which provides direct access to the Merritt Parkway. Access to regional and national destinations is provided by rail on the Metro North Commuter Railroad and AMTRAK, which is complemented by a shuttle service between the rail station and the Subject. The Greater Norwalk area, with a population of approximately 347,329 people, is one of the most affluent communities in the New York Metropolitan region. The 2005 estimated median household income in Greater Norwalk was $90,531 versus $72,700 for Fairfield County as a whole. Greater Norwalk had a 2005 estimated median home value of $618,910 versus the Fairfield County average of $259,500. The area's excellent employment base has drawn major corporations into the region including GE Capital, UBS Warburg, Pitney Bowes, International Paper and Xerox. Area residents enjoy a lifestyle that combines convenience to Manhattan with a high quality suburban environment.

- According to REIS, the Subject is located in the Central Fairfield submarket within the greater Fairfield market. The Central Fairfield submarket, which includes the municipalities of Darien, Fairfield, New Canaan, Norwalk, Westport and Southport, continues to be the best performing office submarket within Fairfield County. The overall market experienced positive absorption of 260,000 SF and no new construction in 1Q 2006. Average rents in the sub-market were $29.47 PSF with a vacancy rate of 16.1% as of 1Q 2006. Average rents in the Fairfield County market were $29.86 PSF with a vacancy rate of 15.2%. The present tenancy, location and physical characteristics coupled with the proven demand for space in the Central Fairfield submarket provide upside potential for leasing any vacant space at higher rental rates both now and in the future.

- The borrowing entity is a single purpose bankruptcy-remote entity controlled by Joel and Margaret Kestenbaum, Abraham Leser, and Louis Stahl. The sponsors, Joel and Margaret Kestenbaum, currently own and manage more than 718,000 square feet of commercial space and 454 residential units. They have a combined net worth of $128.0 million with liquidity of over $10.8 million.

- The Subject is managed by Fortis Property Group, which is controlled by and 75% owned by the Kestenbaums. The company has over twenty years of management and development experience in both residential and commercial properties in the New York City Metropolitan area. Fortis currently has 718,000 square feet of commercial space and 454 residential units under management.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                                   NORDEN PARK


LEASE ROLLOVER SCHEDULE (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              % OF TOTAL BASE      CUMULATIVE % OF
                   # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
        YEAR         ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
        2008            1                $24.50                4.5%              4.5%               9.4%                9.4%
------------------------------------------------------------------------------------------------------------------------------------
        2011            3                $16.83                4.7%              9.2%               6.7%                16.1%
------------------------------------------------------------------------------------------------------------------------------------
        2014            1                $11.50               51.6%              60.8%             50.6%                66.6%
------------------------------------------------------------------------------------------------------------------------------------
        2016            2                $16.43               10.8%              71.5%             15.1%                81.7%
------------------------------------------------------------------------------------------------------------------------------------
        >2016           2                $18.30               11.7%              83.3%             18.3%               100.0%
------------------------------------------------------------------------------------------------------------------------------------
       Vacant          N/A                N/A                 16.7%             100.0%              N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Data based on the rent roll dated 2/14/2006


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------






                           [INTENTIONALLY LEFT BLANK]





--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                               1900 MARKET STREET








                         [PLACEHOLDER FOR PHOTO AND MAP]



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                               1900 MARKET STREET

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:     $63,120,000

CUT-OFF DATE PRINCIPAL
BALANCE (1):                    $63,120,000

FIRST PAYMENT DATE:             July 11, 2006

MORTGAGE INTEREST RATE:         6.3300% per annum

AMORTIZATION TERM:              360 months(2)

HYPERAMORTIZATION:              N/A

ARD DATE:                       N/A

MATURITY DATE:                  June 11, 2016

MATURITY BALANCE:               $59,313,602

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout/defeasance until the date that is
                                three months prior to Maturity Date.

LOAN PER SQUARE FOOT:           $138.14(1)

UP-FRONT RESERVES:              Required Repairs Reserve:   $625,000 (3)
                                Rollover Reserve:           $1,500,000 (4)
                                Environmental Reserve:      $3,125 (5)

ONGOING RESERVES:               Tax and Insurance Reserve:  Yes
                                Replacement Reserve:        Yes (6)
                                Rollover Reserve:           Yes (7)

LOCKBOX:                        Springing

SUBORDINATE FINANCING:          Permitted(8)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Central Business District

LOCATION:                       Philadelphia, PA

YEAR BUILT/RENOVATED:           1981/1995

SQUARE FEET:                    456,922

OCCUPANCY AT U/W:               94%(9)

OWNERSHIP INTEREST:             Fee


                                          % OF TOTAL    LEASE
MAJOR TENANT(S)                NRSF       NRSF          EXPIRATION
---------------                ----       -----------   ----------
Cozen O'Connor                 203,667    44.6%         12/31/2010
Philadelphia Stock Exchange    140,063    30.7%         10/31/2021
Goldman Sachs Execution &
Clearing, L.P.                 29,660     6.5%          1/31/2007

PROPERTY MANAGEMENT:            Brandywine Construction &
                                Management Inc.

                           12/31/2003  12/31/2004  12/31/2005  U/W
                           ----------  ----------  ----------  ---

NET OPERATING INCOME:      $6,756,629  $6,866,426  $6,176,993  $6,343,225

U/W NET CASH FLOW:                     $5,896,216

DSCR:                                  1.25x

APPRAISED VALUE:                       $84,000,000

APPRAISAL DATE:                        February 14, 2006

CUT-OFF DATE LTV RATIO(1):             75.1%

MATURITY/ARD LTV RATIO:                70.6%
--------------------------------------------------------------------------------

(1)  Based on the June 2006 cut-off date principal balance.

(2)  The 1900 Market Street Loan has 60 interest-only payments.

(3) The required repairs reserve was established at closing to fund immediate repairs.

(4) The rollover reserve was established at closing to fund tenant improvement and leasing commissions.

(5) The environmental reserve was established at closing to fund environmental remediations.

(6) The borrower is required to deposit $5,711 per month into a replacement reserve to fund ongoing repairs and replacements.

(7) Beginning on the ninth Due Date, the borrower is required to deposit a monthly amount into a rollover reserve equal to a quotient: the numerator of which is the difference between $3,000,000 and the amount then on deposit in the rollover reserve, and the denominator of which shall be the number of payment dates remaining prior to December 11, 2010. If at any time after May 31, 2011, (i) Cozen O'Connor has renewed its lease and it remains in full force and effect in accordance with the loan documents and
     (ii) the Philadelphia Stock Exchange lease has not been terminated in accordance with the loan documents, the funds in the rollover reserve in excess of $1,000,000 will be released to the borrower. In addition to all other amounts deposited in the rollover reserve, the borrower is required to deposit $37,980 per month into the rollover reserve, provided that borrower will not be required to make any payments into a rollover reserve if the balance of the reserve equals or exceeds $1,000,000.

(8) Future mezzanine financing is permitted so long as certain loan-to-value and debt service coverage ratio criteria are met and rating agency confirmation is received.

(9)  Occupancy is based on the February 3, 2006 rent roll.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                               1900 MARKET STREET


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

- 1900 Market Street is a 456,922 square foot Class A office property located in the heart of the central business district in Philadelphia. The subject consists of an 8-story building situated on 1.60-acres and encompasses an entire city block on Market Street between 19th and 20th Streets. The main architectural feature of the subject is the atrium located inside the lobby. The atrium is decorated with artificial plantings, a man-made waterfall surrounded by benches and a skylight that illuminates the lobby with natural light.

- The subject is well located for the convenience of its tenants, with various forms of public transportation nearby. The regional commuter rail line has an underground station at 15th and Market Streets that provides underground concourse level access to the subject. The concourse further connects to the Broad Street Subway and the Market-Frankford Line at City Hall, less than four blocks away from the subject.

- The property was 94% leased as of February 3, 2006 by 19 tenants paying an average rent of $23.78 PSF. The first floor is leased to eight retail tenants including a Starbucks, a juice bar and a restaurant. Major tenants at the subject include Cozen O'Connor ($24.50 PSF; 44.6% NRA; lease exp. 12/31/2010), Philadelphia Stock Exchange ($19.84 PSF; 30.7% NRA; lease exp. 10/31/2021) and Goldman Sachs Execution & Clearing, L.P. ($28.00 PSF; 6.5% NRA; lease exp. 1/31/2007).

- Cozen O'Connor ("Cozen") occupies 203,667 square feet at $24.50 PSF plus expenses over a base year through December 2010, with two 5-year renewal options at 95% of fair market value. Founded in 1968, Cozen is a prominent law firm widely respected in the Philadelphia legal community. The subject has been the firm's global headquarters since the early 1980's. Since its last renewal in 1996, Cozen has expanded to 12 different suites. In addition, Cozen has spent a substantial amount of money outfitting its space, which has a high level of finish including mahogany wood paneling, recessed lighting, marble floors and countertops and vaulted ceilings. The Subject's large contiguous floor plates are perfect for Cozen as they allow for Cozen to occupy three full floors at the property.

- Philadelphia Stock Exchange ("PHLX") occupies 140,063 square feet at $19.84 PSF plus expenses over a base year through October 2021. PHLX was the first American stock exchange, and was the first tenant at the subject when it was built in 1981. The tenant currently occupies the entire lower level and the eighth floor, with the lower level space specially designed for the exchange. In addition, PHLX has spent significant money on security measures, electronic equipment (including temperature and motion sensors) and has a separate power generator on the roof.

- Goldman Sachs Execution & Clearing, L.P. ("Goldman") occupies 29,660 square feet at $28.00 PSF plus expenses over a base year through January 2007. Goldman currently occupies space on the sixth floor, overlooking the atrium located at the center of the property. The subject serves as Goldman's execution and clearing house for its trading business. As such, the space is outfitted with high-end finishes including advanced technological trading systems. Founded in 1869, Goldman Sachs Group, Inc. and its subsidiaries provide investment banking, securities, and investment management services worldwide. Goldman is rated A+, Aa3 and AA- by S&P, Moody's and Fitch, respectively.

- The subject is located in the Philadelphia CBD office market. As of 1st quarter 2006, according to CoStar, the Philadelphia CBD market had approximately 32.8 million square feet of Class A office space located in 59 buildings. Vacancy rate in the same period was 12.6% and average rent was $23.30 PSF. CoStar identified the subject to be in the Market Street West submarket. As of 1st quarter 2006, the submarket had approximately
     24.1 million square feet of Class A office space located in 41 buildings. Vacancy rate was 13.7% and average rent was $23.88 PSF. Subject's average rent of $23.19 PSF for office tenants and an occupancy rate of 94% reflect its competitiveness within its market and submarket.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                               1900 MARKET STREET

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

- The Borrower, OSEB Associates, L.P., is a bankruptcy-remote, single-purpose entity controlled by Becker Ventures, LLC. Becker Ventures, LLC has approximately seven million square feet of developed, owned and/or managed industrial, office, hotel, retail and residential properties, located in approximately 20 states in the United States and in Europe. As of September 2005, Becker Ventures LLC had a net worth of approximately $177 million and liquidity of $60 million.

- Brandywine Construction & Management Inc. ("Brandywine") is the property manager. The company is headquartered in Philadelphia and has field offices in various trade areas, providing a full spectrum of real estate services that includes property management, asset management, marketing and sales, acquisition, real estate law, construction management and disposition analysis and disposition. Brandywine's current portfolio includes several thousand residential units and several million square feet of commercial space in historic, contemporary and mixed-use buildings, predominantly located in metropolitan and greater metropolitan areas, including:
     Philadelphia and Pittsburgh, Pennsylvania; Wilmington, Delaware; Southern New Jersey; Baltimore, Maryland; Washington, D.C.; Virginia; Savannah, Georgia; New Orleans, Louisiana; Lexington, Kentucky; North Carolina; Omaha, Nebraska; and Pasadena, California. Brandywine employs approximately 180 people and has a reported $1 billion in real estate assets.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                               1900 MARKET STREET


LEASE ROLLOVER SCHEDULE (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                % OF TOTAL BASE      CUMULATIVE % OF
                     # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
        YEAR           ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
       MTM (2)            1                $0.00                 0.2%              0.2%               0.0%                0.0%
------------------------------------------------------------------------------------------------------------------------------------
        2006              2                $24.04                1.5%              1.6%               1.6%                1.6%
------------------------------------------------------------------------------------------------------------------------------------
        2007              2                $26.67               10.1%              11.7%             12.0%                13.6%
------------------------------------------------------------------------------------------------------------------------------------
        2009              1                $38.64                0.2%              11.9%              0.3%                13.8%
------------------------------------------------------------------------------------------------------------------------------------
        2010              5                $24.69               45.0%              56.9%             49.7%                63.6%
------------------------------------------------------------------------------------------------------------------------------------
        2011              1                $55.00                0.7%              57.6%              1.6%                65.2%
------------------------------------------------------------------------------------------------------------------------------------
        2012              1                $37.00                1.4%              58.9%              2.3%                67.4%
------------------------------------------------------------------------------------------------------------------------------------
        2013              1                $40.50                0.4%              59.4%              0.8%                68.2%
------------------------------------------------------------------------------------------------------------------------------------
        2014              1                $40.11                0.3%              59.6%              0.5%                68.7%
------------------------------------------------------------------------------------------------------------------------------------
        2015              1                $38.81                0.7%              60.3%              1.2%                69.9%
------------------------------------------------------------------------------------------------------------------------------------
        2016              2                $21.06                3.0%              63.4%              2.9%                72.8%
------------------------------------------------------------------------------------------------------------------------------------
        >2016             1                $19.84               30.7%              94.0%             27.2%               100.0%
------------------------------------------------------------------------------------------------------------------------------------
       Vacant            N/A                N/A                  6.0%             100.0%              N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Data based on rent roll dated 2/3/2006.

(2)  MTM space is occupied by the management office.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------







                           [INTENTIONALLY LEFT BLANK]





--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


                           TOWNE CENTER AT CEDAR LODGE










                         [PLACEHOLDER FOR PHOTO AND MAP]






--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


                           TOWNE CENTER AT CEDAR LODGE


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:     $57,000,000

CUT-OFF DATE PRINCIPAL
BALANCE(1):                     $57,000,000

FIRST PAYMENT DATE:             February 1, 2006

MORTGAGE INTEREST RATE:         5.8500% per annum

AMORTIZATION TERM:              360 months(2)

HYPERAMORTIZATION:              N/A

ARD DATE:                       N/A

MATURITY DATE:                  January 1, 2016

MATURITY BALANCE:               $49,261,086

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout/defeasance until the date is three
                                months prior to the Maturity Date.

LOAN PER SQUARE FOOT:           $206(1)

UP-FRONT RESERVES:              Earnout Reserve:            $7,000,000 (3)

ONGOING RESERVES:               Tax and Insurance Reserve:  Yes

(MONTHLY)                       Replacement Reserve:        $3,522

                                TI/LC Reserve:              $8,333
LOCKBOX:                        Springing

SUBORDINATE FINANCING:          None

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Baton Rouge, LA

YEAR BUILT/RENOVATED:           2005/N/A

SQUARE FEET:                    276,874

OCCUPANCY AT U/W(4):            84%

OWNERSHIP INTEREST:             Fee


MAJOR TENANT(S)          NRSF        % OF TOTAL NRSF   LEASE EXPIRATION
---------------          ----        ---------------   ----------------

Regional President
Whole Foods              46,326      16.7%             01/31/2026
Gap                      14,324      5.2%              8/31/2010
The Talbot's Inc.        9,402       3.4%              1/31/2016


PROPERTY MANAGEMENT:            Moody-Rambin Property Company

                      12/31/2003  12/31/2004   3/31/2006   U/W
                      ----------  ----------   ---------   ---

NET OPERATING
INCOME:               N/A         N/A          $2,551,599  $5,163,738

U/W NET CASH FLOW:                $4,930,102

DSCR:                             1.22x

APPRAISED VALUE:                  $80,240,000

APPRAISAL DATE:                   November 26, 2005

CUT-OFF DATE LTV RATIO(1):        71.0%

MATURITY/ARD LTV RATIO:           61.4%

--------------------------------------------------------------------------------

(1)  Based on the June 2006 cut-off date principal balance.

(2)  The Towne Center at Cedar Lodge Loan has 12 interest-only payments.

(3) Earnout Reserve of $7,000,000 was collected at closing and it may be released when cash flow supports a minimum 1.25x DSCR, the occupancy rate of the shopping center is at least 90%, average rent (excluding Whole Foods and the ground leases) is not less than $20.81/sf triple net, and all vacant space completed to "vanilla box" condition.

(4)  Occupancy is based on the May 23, 2006 rent roll.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


                           TOWNE CENTER AT CEDAR LODGE

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

- Towne Center at Cedar Lodge is a newly-constructed, grocery-anchored lifestyle shopping center developed on a 32.16-acre tract of previously undeveloped land located in the heart of one of the most affluent areas of Baton Rouge, LA.

- The subject property was completed in 2005 and consists of 11 free-standing retail buildings containing a total of 276,874 sf of net rentable area and three out parcels all grouped together in a curving design around a heavily landscaped parking area. The three out parcels are leased to P.F. Chang's, Carrabba's and Fleming's Steakhouse.

- As of May 23, 2006 the Subject was 84.4% leased. Town Center at Cedar Lodge currently has 60 tenants and is anchored by Whole Foods Market, as well as a list of nationally recognized tenants including Talbots, Gap, American Eagle, Bonefish Grill, White House/Black Market, Coldwater Creek, Chico's and Starbucks.

- Towne Center at Cedar Lodge is located in the strongest submarket in Baton Rouge which is the area south and west of Interstates 10 and 12, an area that encompasses the LSU campus and the Mall of Louisiana, the city's largest regional shopping mall. The subject property caters to the university and the affluent neighborhoods of eastern and southeastern Baton Rouge.

- The Borrower is Creekstone Cedar Lodge I, LLC, a Delaware limited liability company. The principals of Creekstone Cedar Lodge I, LLC are Everett P. Jackson and Stephen D. Keller.

- The subject property is being managed by Moody-Rambin Property Company, a Houston-based commercial real estate brokerage and property management company established in 1969. The firm's portfolio of managed and owned properties includes approximately five million square feet of retail, office and industrial projects. Moody Rambin Interests is Houston's largest locally-owned, full-service commercial real estate brokerage and management firm. Management team at the subject has nearly 50 years of retail property management experience.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------


                           TOWNE CENTER AT CEDAR LODGE


LEASE ROLLOVER SCHEDULE (1, 2)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               % OF TOTAL BASE      CUMULATIVE % OF
                    # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
        YEAR          ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
        2006             1                $20.00                0.7%              0.7%               0.8%                0.8%
------------------------------------------------------------------------------------------------------------------------------------
        2008             1                $20.00                0.6%              1.2%               0.7%                1.5%
------------------------------------------------------------------------------------------------------------------------------------
        2010            27                $18.54               29.3%              30.5%             32.7%                34.2%
------------------------------------------------------------------------------------------------------------------------------------
        2011            21                $20.83               19.1%              49.6%             24.0%                58.2%
------------------------------------------------------------------------------------------------------------------------------------
        2015             4                $22.67                6.8%              56.4%              9.3%                67.5%
------------------------------------------------------------------------------------------------------------------------------------
        >2016            6                $19.24               28.0%              84.4%             32.5%               100.0%
------------------------------------------------------------------------------------------------------------------------------------
       Vacant           N/A                N/A                 15.6%             100.0%              N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------

(1)  Data based on rent roll dated 5/23/06.

(2) Lease rollover schedule excludes ground lease pad sites, which include P.F. Chang's (6,502 square feet), Fleming's Steakhouse (6,000 square feet) and Carrabbba's (6,000 square feet). Lease rollover schedule includes tenants moving in 06/01/06 through 08/01/06 and two tenants who are not included on the actual rent roll provided by the borrower on May 23, 2006, however signed leases were obtained.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                                POINSETTIA PLAZA






                         [PLACEHOLDER FOR PHOTO AND MAP]



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                       69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                POINSETTIA PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:        $36,975,000

CUT-OFF DATE PRINCIPAL BALANCE(1): $36,975,000

FIRST PAYMENT DATE:                July 1, 2006

MORTGAGE INTEREST RATE:            6.1100% per annum

AMORTIZATION TERM:                 360 months(2)

HYPERAMORTIZATION:                 N/A

ARD DATE:                          N/A

MATURITY DATE:                     July 1, 2016

MATURITY BALANCE:                  $34,647,195

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until the date is two
                                   months prior to the Maturity Date.

LOAN PER SQUARE FOOT:              $241(1)

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  Tax Reserve:                Yes

                                   Replacement Reserve:        $1,915

LOCKBOX:                           Springing

SUBORDINATE FINANCING:             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Retail

PROPERTY SUB-TYPE:                 Anchored

LOCATION:                          Ventura, CA

YEAR BUILT/RENOVATED:              1975/2004

SQUARE FEET:                       153,205

OCCUPANCY AT U/W (3):              98%

OWNERSHIP INTEREST:                Fee

MAJOR TENANT(S)             NRSF       % TOTAL NRSF    LEASE EXPIRATION
---------------             ------     ------------    ----------------
Ross Dress for Less         30,000      19.6%             01/31/2011
Office Depot, Inc.          22,000      14.4%             11/30/2010
Petco Animal Supplies, Inc. 15,205       9.9%             10/31/2014


PROPERTY MANAGEMENT:      Sandstone Properties, Inc

                          12/31/2004   12/31/2005   04/30/2006      U/W
                          ----------   ----------   ----------   ----------
NET OPERATING INCOME:     $2,176,846   $2,594,805   $3,190,363   $3,318,670

U/W NET CASH FLOW:                 $3,230,995

DSCR:                              1.20x

APPRAISED VALUE:                   $50,000,000

APPRAISAL DATE:                    April 11, 2006

CUT-OFF DATE LTV RATIO(1):         74.0%

MATURITY/ARD LTV RATIO:            69.3%
--------------------------------------------------------------------------------

(1)      Based on the June 2006 cut-off date principal balance.
(2)      The Poinsettia Plaza Loan has 61 interest-only payments.
(3) Occupancy is based on the May 10, 2006 rent roll. Indemnitor will master lease 5,100 sf of the 8,816 sf vacant.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                POINSETTIA PLAZA
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o Poinsettia Plaza is a 153,205 sf anchored retail shopping center located on 11.53-acre tract of land located in the center of Ventura, CA at the southwest corner of Telephone and Main Street.

o The property was completed in 1975 & 1986 with major renovations in 2004. Access is via a traffic light intersection with an additional traffic light entry off of Telephone Road. Several additional ingress/ egress points are located off of both Telephone and Main, and there is also access to the center from Donlon Street, a secondary roadway which forms the site's western boundary. Parking on a non-exclusive basis is available throughout the retail center, and exterior lighting is provided by pole mounted fixtures positioned in the parking areas. Additionally, the site is attractively landscaped with ground cover and shrubbery.

o As of May 10, 2006 the Subject was 97.6% leased to 28 tenants. The center is anchored by Ross Dress for Less, which occupies 30,000 square feet (19.6% of the NRA) at a base rent of $11.50/sf. Office Depot, Inc. occupies 22,000 square feet (14.4% of the NRA) at $16.50/sf. Petco Animal Supplies, Inc and Fedex Kinko's are the junior anchors.

o Poinsettia Plaza is located in the San Buenaventura/Ventura retail submarket in Ventura which contains approximately 2 million square feet of retail space with an overall occupancy rate of 99%. Average asking rents in the submarket are $21.35/sf NNN (inclusive of all ages and classes of space). The City of Ventura's slow-growth philosophy, coupled with the high land costs and lack of developable land in the market, acts as a barrier to market entry and has contributed to the strong retail market characteristics.

o The immediate neighborhood is a primary retail corridor that includes Target and Bed Bath & Beyond anchored center to the immediate west, a Mervyns anchored center to the immediate east, and a Kohl's, Barnes & Noble, Michaels, and Linens N' Things anchored center to the immediate north across the 101 Freeway. Additionally, the Pacific View Mall (owned by The Macerich Company), a 1.1 million square foot enclosed mall anchored by Macy's, Sears, J.C. Penney, and Robinsons-May, is located approximately 1 mile west of the Subject.

o The Borrower is Poinsettia Plaza, LLC, a Delaware limited liability company. The Borrower is 100% owned by Telephone and Main Associates, LLC, a California limited liability company. Mr. Eri S. Kroh and Mr. Gregory A. Sackler are the loan sponsors and both have signed the non-recourse carveouts. Mr. Kroh and Mr. Sackler have a combined net worth in excess of $81 million.

o The Subject property is managed by Sandstone Properties, Inc, a commercial real estate management firm owned by Mr. Kroh and formed for the management of his real estate portfolio along with the properties of a limited number of 3rd party investors. Sandstone Properties is headquartered in Santa Monica, CA, and has approximately 12 full-time employees. Leasing for the Subject is handled by Epsteen & Associates, a premier retail brokerage and leasing firm who has been active in the southern California market for more than 40 years and who has handled the leasing for the Subject since the Borrower's acquisition. Epsteen & Associates handles the leasing for 25 retail centers in Ventura County totaling 2.5 million square feet, and has offices in Santa Barbara, Santa Monica, and San Diego.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       71
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                POINSETTIA PLAZA
--------------------------------------------------------------------------------

LEASE ROLLOVER SCHEDULE (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            % OF TOTAL BASE     CUMULATIVE % OF
                 # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES      TOTAL RENTAL
      YEAR         ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      2006            3                $23.41                2.1%              2.1%               2.2%               2.2%
-----------------------------------------------------------------------------------------------------------------------------------
      2007            5                $21.97                4.5%              6.5%               4.4%               6.6%
-----------------------------------------------------------------------------------------------------------------------------------
      2008            1                $28.51                7.6%              14.1%              9.7%               16.2%
-----------------------------------------------------------------------------------------------------------------------------------
      2009            3                $23.34                3.5%              17.6%              3.6%               19.8%
-----------------------------------------------------------------------------------------------------------------------------------
      2010            6                $23.19               30.1%              47.7%             31.2%               51.1%
-----------------------------------------------------------------------------------------------------------------------------------
      2011            3                $12.67               20.5%              68.2%             11.6%               62.7%
-----------------------------------------------------------------------------------------------------------------------------------
      2013            2                $20.91                7.9%              76.1%              7.4%               70.1%
-----------------------------------------------------------------------------------------------------------------------------------
      2014            3                $27.90               14.3%              90.4%             17.8%               87.9%
-----------------------------------------------------------------------------------------------------------------------------------
      2015            1                $36.00                2.0%              92.4%              3.2%               91.1%
-----------------------------------------------------------------------------------------------------------------------------------
      >2015           2                $38.17                5.2%              97.7%              8.9%              100.0%
-----------------------------------------------------------------------------------------------------------------------------------
     Vacant          N/A                N/A                  2.4%             100.0%              N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Data based on rent roll dated 5/10/06.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CHECKFREE CORPORATION
--------------------------------------------------------------------------------















                         [PLACEHOLDER FOR PHOTO AND MAP]















--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CHECKFREE CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:     $30,000,000

CUT-OFF DATE PRINCIPAL
BALANCE(1):                     $30,000,000

FIRST PAYMENT DATE:             July 1, 2006

MORTGAGE INTEREST RATE:         6.1800% per annum

AMORTIZATION TERM:              360 months(2)

HYPERAMORTIZATION:              N/A

ARD DATE:                       N/A

MATURITY DATE:                  June 1, 2016

MATURITY BALANCE:               $26,694,623

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout/defeasance until the date is two
                                months prior to the Maturity Date.

LOAN PER SQUARE FOOT:           $136(1)

UP-FRONT RESERVES:              None

ONGOING RESERVES:               None

LOCKBOX:                        Hard

SUBORDINATE FINANCING:          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      Norcross, GA

YEAR BUILT/RENOVATED:          1975/2000

SQUARE FEET:                   220,675

OCCUPANCY AT U/W (3):          100%

OWNERSHIP INTEREST:            Fee

MAJOR TENANT(S)           NRSF       % TOTAL NRSF    LEASE EXPIRATION
---------------         -------      ------------    ----------------
CheckFree Corporation   220,675          100.0%         12/31/2015

PROPERTY MANAGEMENT:           CarrAmerica Realty Corporation

                        12/31/2004    12/31/2005   3/31/2006       U/W
                        ----------    ----------   ----------   ----------
NET OPERATING INCOME:   $4,358,001    $4,488,117   $4,598,785   $4,368,844

U/W NET CASH FLOW:             $4,096,852

DSCR:                          1.86x

APPRAISED VALUE:               $60,000,000

APPRAISAL DATE:                April 19, 2006

CUT-OFF DATE LTV Ratio(1):     50.0%

MATURITY/ARD LTV RATIO:        44.5%
--------------------------------------------------------------------------------

(1)      Based on the June 2006 cut-off date principal balance.
(2)      The CheckFree Corporation Loan has 24 interest-only payments.
(3)      Occupancy is based on the March 31, 2006 rent roll.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CHECKFREE CORPORATION
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o CheckFree Corporation consists of three office buildings and a ground lease, forming the CheckFree Corporate Headquarters located at 4411 East Jones Bridge Road in Norcross, Gwinnett County, Georgia, approximately 17 miles northeast of the Atlanta CBD. The collateral was built in 1975, 1989, and 2000 (Bldg's I, II and III, respectively) totaling 220,675 sf. In addition, there is a ground lease on the conference and training centers (58,035 sf) between the Borrower and CheckFree Corporation. The improvements are very functional and built to capture the benefits of the environment. The Site provides secure entry with a card reader access system and closed circuit video.

o The Subject site is situated between East Jones Bridge Road and the Chattahoochee River. Jones Bridge Road is a moderately traveled, two-lane suburban roadway that extends southeast to Peachtree Parkway (Highway 141). The neighborhood has superior demographics with a 2.6% population growth rate and $132,000 median household income within a one-mile ring.

o The Property has been the corporate headquarters for CheckFree Corp. (Moody's KMV = .03) since 1996. In addition, CheckFree Corporation also leases 20,000 sf of space for their Software division in a Class A building located 1/2 mile east of the subject. In approximately 2 years they plan to build another office building on 35.5 acres of land they own adjacent to the northwest.

o CheckFree Corporation's primary competitive area is the Norcross / Peachtree Corner Office market. This submarket contains 4% of the total Atlanta Office inventory in 326 buildings (9,465,269 sf) with Class A average office rents of $17.49/sf gross. All of the lease comparables identified above are located in this Sub-Market. Leases are typically signed on a modified gross basis with tenants responsible for expenses in excess of a base year amount.

o The Borrower is Carey Norcross, L.L.C., a Delaware limited liability company formed in 1999 to purchase, own and operate the subject property. The Borrower is owned 50% by Cross, LLC a Georgia limited liability company, and 50% by Nor (GA) QRS 14-17, Inc., a Georgia corporation. Cross, LLC is owned 100% by W.P. Carey & Co., LLC, a Delaware limited liability company. Nor (GA) QRS 14-17, Inc. is owned 100% by Corporate Property Associates 14 Incorporated, a Maryland corporation.

o The subject property is being managed by CarrAmerica Realty Corporation, who has managed the property since 1996. The company owns, develops and operates office properties in 12 markets throughout the United States. The company has become one of America's leading office management companies by meeting the needs of its customers with superior service. CarrAmerica and its affiliates own, directly or through joint ventures, interests in a portfolio of 285 operating office properties, totaling approximately 26.3 million square feet. CarrAmerica's markets include Austin, Chicago, Dallas, Denver, Los Angeles, Orange County, Portland, Salt Lake City, San Diego, San Francisco Bay Area, Seattle and metropolitan Washington, D.C. The CarrAmerica on-site property manager has been at the subject for 6 years and oversees several maintenance technicians and 3rd party contracts.




--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CHECKFREE CORPORATION
--------------------------------------------------------------------------------

LEASE ROLLOVER SCHEDULE (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           % OF TOTAL BASE      CUMULATIVE % OF
                # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
      YEAR        ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
      2015           3                $20.30               100.0%            100.0%             100.0%              100.0%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Data based on rent roll dated 3/31/06
















--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT MILWAUKEE WEST
--------------------------------------------------------------------------------















                         [PLACEHOLDER FOR PHOTO AND MAP]















--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT MILWAUKEE WEST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:     $30,000,000

CUT-OFF DATE PRINCIPAL
BALANCE (1):                    $30,000,000

FIRST PAYMENT DATE:             January 11, 2006

MORTGAGE INTEREST RATE:         5.4100% per annum

AMORTIZATION TERM:              360 months(2)

HYPERAMORTIZATION:              N/A

ARD DATE:                       N/A

MATURITY DATE:                  December 11, 2015

MATURITY/ARD BALANCE:           $25,622,534

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout/defeasance until the date that is
                                five months prior to the Maturity Date.

LOAN PER ROOM:                  $106,383(1)

UP-FRONT RESERVES:              Engineering Reserve:           $21,250

                                Environmental Reserve:         $9,750(3)

ONGOING RESERVES:               Tax and Insurance Reserve:     Yes

                                FF&E Reserve:                  Yes(4)

LOCKBOX:                        Springing

SUBORDINATE FINANCING:          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Hotel

PROPERTY SUB-TYPE:                Full Service

LOCATION:                         Waukesha, WI

YEAR BUILT/RENOVATED:             2001/N/A

ROOMS:                            282

OCCUPANCY AT U/W:                 60%

OWNERSHIP INTEREST:               Fee

PROPERTY MANAGEMENT:              CSM Lodging Services Incorporated

NET OPERATING INCOME:    12/31/03      12/31/04     12/31/05       U/W
                        ----------    ----------   ----------   ----------
                        $3,367,323    $3,876,915   $4,029,694   $3,632,510

U/W NET CASH FLOW:                $3,196,534

DSCR:                             1.58x

APPRAISED VALUE:                  $40,000,000

APPRAISAL DATE:                   September 28, 2005

CUT-OFF DATE LTV RATIO(1):        75.0%

MATURITY/ARD LTV RATIO:           64.1%
--------------------------------------------------------------------------------

(1)  Based on the June 2006 cut-off date principal balance.
(2)  The Marriott Milwaukee West Loan has 12 interest-only payments.
(3) The environmental reserve was established at closing in the amount of $9,750 for costs associated with a diesel above-ground storage tank.
(4) The borrower is required to deposit an amount equal to four percent 4% of gross revenues from the Property per month into a FF&E reserve to fund ongoing repairs and replacements, provided that the borrower will not be required to make any payments into a FF&E reserve if the balance of the reserve equals or exceeds $848,872.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT MILWAUKEE WEST
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o The Marriott Milwaukee West (the "Subject" or the "Property") is a full service hotel that is located in Waukesha, Wisconsin, approximately 18 miles west from downtown Milwaukee.

o The Subject was constructed in 2001 and contains 282 guestrooms/suites. The Hotel offers 178 King Guestrooms (15 of which are handicapped accessible), 95 Double/Double Guestrooms and 9 Suites (8 Junior & 1 Executive). Standard guestrooms at the subject property feature one king or two double beds and are approximately 254 square feet. Guestrooms are decorated in a traditional style. All guest rooms are equipped with "The Room That Works" which caters to business travelers. Each well-appointed guestroom features a two-line telephone with voice mail and data port for high-speed internet access, a large well-lit work desk and executive chair, plus individual climate controls, a coffee machine with coffee and tea, a remote-controlled TV with cable and in-room movies.

o The 282-room Marriott Milwaukee West is conveniently located just off I-94 at Exit 295 in Waukesha. The full service upscale Hotel offers such amenities as: high-speed internet access, concierge level with VIP amenities, fitness center, indoor pool and whirlpool, approximately 12,784 square feet of meeting space, which includes a 7,484 square foot ballroom, 40-seat Lobby Lounge, gift shop, and Bistro 1600 restaurant, featuring classic American cuisine.

o In the eight months since acquiring the Subject, the sponsorship has significantly improved its operating performance. This is evidenced by the Subject's continued improvement in RevPAR. For the year ended December 31, 2004, the Subject's occupancy and ADR were 48.8% and $106.28, respectively, while for the twelve months ended March 31, 2006 the occupancy and ADR were 61.0% and $106.89, respectively. RevPAR at the Subject is up by 24.2% for the twelve months ended March 31, 2006 and by an average of 36.6% year-over-year for each of the past six months. Based on the STAR Trend Report for the twelve months ended February 28, 2006, the Subject's RevPAR is approximately 10% higher than that of the competitive set. The Subject is expected to continue to outperform the market.

o The Waukesha lodging market relies heavily on business derived from the commercial segment, with 52% of the overall demand attributable to this category of travelers. The meeting and group segment accounts for roughly 25% of demand in the market, while the leisure segment accounts for 22% of demand. The Subject captures a large portion of its demand from the commercial segment, similar to the market, accounting for 60% of total demand at the Subject in 2004. The Subject property is forecast to see an overall increase in penetration as new management at the property is focusing more strongly on marketing, as well as occupancy and rate strategies. Major increases are forecast in the commercial and meeting and group segments, as new management continues to build stronger relationships with local companies.

o The Subject is located in Milwaukee-Waukesha-West Allis MSA. Milwaukee is primarily a commercial and manufacturing center, is the state's largest city and is one of the busiest U.S. ports, as well as a major grain market. The MSA is diversified with the services, manufacturing, and technological industries exhibiting some dominance. Retail also remains a significant aspect of the economy. According to the Metropolitan Milwaukee Association of Commerce, 14 Fortune 1,000 companies have their headquarters in Milwaukee, and 50 additional Fortune 1,000 companies have large operations set up in Milwaukee.

o The Borrower, CSM Pewaukee, LLC, is a single-purpose bankruptcy-remote entity controlled by GSH Lodging, LLC, which is owned by CSM Investors, Inc., the guarantor. CSM Investors, Inc., which is owned by CSM Corporation, was formed in 1981 to acquire and develop real estate. Gary Holmes is the founder of CSM Corporation and the principal investor of CSM Investors, Inc. A repeat borrower of Column Financial, CSM Corporation (formerly Colonial Services & Management, incorporated in 1976) is engaged in the acquisition, development, leasing, financing, property management and sale of real estate and is active in Colorado, Illinois, Iowa, Kansas, Minnesota, Missouri, the Dakotas, Wisconsin, Wyoming and Oregon. As of December 2004, the guarantor had a net worth of $141.6 million and liquidity of $26.5 million.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT MILWAUKEE WEST
--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

o The Subject is managed by CSM Lodging Services Incorporated, a borrower-affiliated entity. The company currently has approximately 5,290 rooms open or under construction. As of September 2005, CSM Lodging managed 37 hotel properties across Colorado, Minnesota, Florida, Arizona, Massachusetts, Michigan, Washington, Wisconsin, Iowa and Oregon. In addition, CSM Corporation owns and manages over 3,800 multifamily units,
     1.4 million square feet of retail space, 75,000 square feet of office space, and 4.3 million square feet of office/warehouse space. CSM Corporation boasts a total portfolio occupancy of approximately 93%. In addition to managing real estate, CSM Corporation also is involved with A & D, leasing, listing and financing.














--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT MILWAUKEE WEST
--------------------------------------------------------------------------------

                              OPERATING PERFORMANCE

-----------------------------------------------------------------------------------------------------------
              YEAR                       OCCUPANCY                        ADR                        REVPAR
              ----                       ---------                        ---                        ------
               U/W                         60.0%                        $106.00                      $63.60
              T-12 (1)                     61.0%                        $106.89                      $65.20
              2005                         57.9%                        $105.21                      $60.92
              2004                         48.8%                        $106.28                      $51.86
-----------------------------------------------------------------------------------------------------------

(1)  Through March 31, 2006.

















--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------



















                           [INTENTIONALLY LEFT BLANK]
























--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MOORPARK MARKETPLACE
--------------------------------------------------------------------------------






















                         [PLACEHOLDER FOR PHOTO AND MAP]




















--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MOORPARK MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL PRINCIPAL BALANCE:        $25,500,000

CUT-OFF DATE PRINCIPAL BALANCE(1): $25,500,000

FIRST PAYMENT DATE:                July 11, 2006

INTEREST RATE:                     5.1500% per annum

AMORTIZATION TERM:                 360 months(2)

HYPERAMORTIZATION:                 N/A

ARD DATE:                          N/A

MATURITY DATE:                     June 11, 2016

MATURITY BALANCE:                  $23,501,474

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/defeasance until the date
                                   that is two months prior to the
                                   Maturity Date.

LOAN PER UNIT/SQUARE FOOT:         $123(1)

UP-FRONT RESERVES:                 None

ONGOING RESERVES:                  Tax and Insurance
                                   Reserve:                Yes(3)

                                   TI/LC Reserve:          Yes(4)

                                   Replacement Reserve:    Yes(5)

LOCKBOX:                           Springing

SUBORDINATE FINANCING:             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Moorpark, CA

YEAR BUILT/RENOVATED:           2003/N/A

SQUARE FEET:                    207,300

OCCUPANCY AT U/W:               100%(6)

OWNERSHIP INTEREST:             Fee

MAJOR TENANTS                    NRSF    % OF TOTAL NRSF     LEASE EXPIRATION
-------------                   ------   ---------------     ----------------
Kohl's Department Stores, Inc.  87,011         42.0%             1/31/2024
Linens `n Things                30,792         14.9%             1/31/2015
T.J. Maxx                       30,667         14.8%             9/30/2013

PROPERTY MANAGEMENT:            DSB Properties, Inc.

                              12/31/2003   12/31/2004   4/30/2006      U/W
                              ----------   ----------  ----------   ----------
NET OPERATING INCOME:             N/A         N/A      $2,193,457   $2,187,283

U/W NET CASH FLOW:              $2,062,120

DSCR:                           1.23x

APPRAISED VALUE:                $42,500,000

APPRAISAL DATE:                 March 14, 2006

CUT-OFF DATE LTV RATIO:         60.0%

MATURITY/ARD LTV RATIO:         55.3%
--------------------------------------------------------------------------------

(1)      Based on the June 2006 cut-off date principal balance.
(2)      The Moorpark Marketplace Loan has 58 interest-only payments.
(3) The borrower will establish a tax and insurance impound account or provide a letter of credit if (a) DSB Properties is no longer manager,
         (b) borrower fails to meet the tax and insurance requirements in the mortgage or (c) an event of default occurs.
(4) The borrower is required to establish a TI/LC reserve for the payment of tenant improvements and leasing commissions for the T.J. Maxx lease which expires in 2013, the Michael's lease which expires in 2014, and the Linens 'n Things lease which expires in 2015. The borrower is required to make three (3) deposits into the TI/LC reserve: one six (6) months prior to the expiration of the T.J. Maxx lease, one six (6) months prior to the expiration of the Michael's lease and one six (6) months prior to the expiration of the Linens 'n Things lease. Each deposit is to be in an amount equal to $10.00 per square foot of the applicable premises which is not subject to either an existing lease which has been extended or renewed, or a new lease.
(5) If DSB Properties, Inc. no longer serves as the property manager of the Moorpark Marketplace Property, and if a licensed architect and/or engineer determines that repairs are required, the borrower is required to deposit an amount equal to $0.15 per rentable square foot month into a replacement reserve to fund such repairs, provided that the borrower will not be required to make any payments into the replacement reserve if the balance of the reserve equals or exceeds $93,200. In lieu of establishing the replacement reserve, the borrower may elect to deposit a letter of credit equal to $93,200.
(6)      Occupancy is based on the May 1, 2006 rent roll.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MOORPARK MARKETPLACE
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

o Moorpark Marketplace (the "Subject") consists of 207,300 SF of retail space located in Moorpark, California. The Subject is an anchored retail center that is 100% leased with great curb appeal and benefits from its excellent location in a high-income area in the Los Angeles PMSA. The borrower acquired the asset for $42.0 million in November 2005 and retains over $16.5 million in equity.

o The Subject is an attractive, six-building, single-story 207,300 SF retail center anchored by Kohl's and shadow-anchored by Target, which is located within the same shopping center but is not included in the collateral. The Subject was constructed in 2003 with a decorative flagstone veneer and Spanish tile exterior and a flat modified bitumen roof. Also in the shopping center, but not included in the collateral, is an In-N-Out Burger.

o The Subject is located approximately 45 miles northwest of the Los Angeles CBD within the town of Moorpark, and the immediate neighborhood consists of retail, industrial and commercial uses along the major transportation corridors with supporting residential uses. The area is considered to be in the growth stage, as several commercial and industrial developments have been built recently or are planned for the near future. The population within a one- and three-mile radius has grown at an average rate of approximately 2% per year since 1990. The Subject property is a retail use and as such, significantly benefits from a population of nearly 100,000 within a five-mile radius that has an average household income of over $110,000. Overall, the trend for the neighborhood is one of growth and the Subject property is expected to benefit from the complementary uses within the neighborhood.

o Los Angeles is the largest metro economy in California, and the third largest metro economy in the nation (behind New York and Chicago). According to the U.S. Census, the five-county Los Angeles area grew from a population of 14.5 million in 1990 to nearly 18 million people by 2000, which is more than a 23% increase. Ventura County, where the Subject is located, grew from approximately 669,000 to 813,000 people in the same time period, more than a 21% increase. In terms of total employment, Los Angeles ranks third, again behind New York and Chicago.

o The Subject is 100% leased as of May 1, 2006 to a diverse roster of 18 tenants paying an average rent of $11.65 PSF. 56.8% of the Subject is leased by credit rated tenants including Kohl's Department Stores, Inc. ($4.34 PSF; 42.0% NRA; lease exp. 1/31/2024; S&P/Moody's: BBB+/A3) and TJ
     Maxx ($13.25 PSF; 14.8% NRA; lease exp. 9/30/2013; S&P/Moody's: A/A3).
     Other major tenants include Linens `n Things ($13.00 PSF; 14.9% NRA; lease exp. 1/31/2015) and Michaels Stores, Inc. ($13.00 PSF; 10.3% NRA; lease exp. 2/28/2014).

o Kohl's Department Stores, Inc. ("Kohl's,"), the largest tenant, occupies 87,011 SF of space and pays rent of $4.34 PSF annually. The tenant is on a ground lease that expires in 2024 and has four five-year renewal options. As of June 2006, Kohl's Corporation has a market cap of approximately $18.8 billion and operates 741 stores in 41 states. Kohl's (www.kohls.com) operates specialty department stores that sell apparel, footwear, accessories, and beauty products for women, men, and children, as well as soft home products, such as towels, sheets and pillows, and various housewares.

o The TJX Companies, Inc. ("TJ Maxx") occupies 30,667 SF of space and pays rent of $13.25 PSF annually. The tenant lease expires in September 2013 and has three five-year renewal options. TJ Maxx is a subsidiary of The TJX Companies, Inc., which has a market cap of approximately $10.8 billion as of June 2006. The company operates over 770 TJ Maxx stores and 697 Marshall's in 47 states. TJX (www.tjx.com) is the nation's largest chain off-price retailer.

o Linens `n Things, Inc. ("Linens `n Things"), occupies 30,792 SF of space and pays rent of $13.00 PSF annually. The tenant lease expires in 2015 with three five-year renewal options. As of February 2006, Linens 'n Things (NYSE: LIN) has a market cap of approximately $1.3 billion and operates over 500 stores in 47 states. Linens 'n Things (www.lnt.com) is the second largest home goods chain, which sells bedding, towels, housewares, and other home accessories, such as bath items and window treatments.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MOORPARK MARKETPLACE
--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

o Michaels Stores, Inc. ("Michaels") occupies 21,244 SF of space and pays rent of $13.00 PSF annually. The tenant lease expires in 2014 with three five-year extension options. As of June 2006, Michaels has a market cap of approximately $5.1 billion and operates over 897 stores in 48 states. Michaels (www.michaels.com) stores feature arts, crafts, framing, floral, decorative wall decor, and seasonal merchandise for the hobbyist and do-it-yourself home decorator.

o According to REIS, as of 1Q 2006 the Ventura County market contained 5.6 million SF of retail space, with an average occupancy of 97.5% and an average rental rate of $25.26 PSF. Rental rates have steadily increased in each of the past five quarters and occupancy rates have also increased in each of the last five quarters. The Subject is located in the Simi Valley/Moorpark retail submarket, which contains 2.2 million SF of space with an average occupancy of 96.1% and an average rental rate of $21.49 PSF. The Subject's rents are significantly below market; the Subject's average in-place rent for in-line space and pad sites is $25.37 PSF which is 37% below the market average rent of $40.13 for similar non-anchored retail properties constructed after 1994 and the Subject's average rent for anchored and sub-anchored space is $8.61 PSF which is about 53% below the market average rent of $18.42 for similar anchored retail space in Ventura Country, which provides for definite upside potential in rental revenues for the Subject in the event of near future lease rollovers.

o The borrowing entity is Moorpark Marketplace, LLC, which is controlled by David Blatt who is also the president of DSB Properties, Inc., the management firm overseeing the property. David Blatt is a very experienced manager of shopping centers with over 20 years of commercial real estate experience. DSB Properties, Inc. currently owns and manages 2.5 million SF of retail space that has an overall occupancy rate of 100%. David Blatt has developed a track record of purchasing quality retail properties, implementing solid management, and performance as agreed upon. As of 4/30/2005, David Blatt had a net worth of $87,335,000.






--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MOORPARK MARKETPLACE
--------------------------------------------------------------------------------

LEASE ROLLOVER SCHEDULE (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             % OF TOTAL BASE      CUMULATIVE % OF
                  # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
       YEAR         ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
       2008            3                $20.86                6.4%              6.4%              11.4%                11.4%
-----------------------------------------------------------------------------------------------------------------------------------
       2009            1                $34.51                0.5%              6.8%               1.4%                12.8%
-----------------------------------------------------------------------------------------------------------------------------------
       2013            7                $17.44               19.5%              26.4%             29.2%                42.1%
-----------------------------------------------------------------------------------------------------------------------------------
       2014            2                $14.78               11.4%              37.8%             14.5%                56.6%
-----------------------------------------------------------------------------------------------------------------------------------
       2015            1                $13.00               14.9%              52.7%             16.6%                73.2%
-----------------------------------------------------------------------------------------------------------------------------------
       >2016           4                $6.60                47.3%             100.0%             26.8%               100.0%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Data based on the rent roll dated 5/1/2006.






--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------















                           [INTENTIONALLY LEFT BLANK]















--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------















                           [INTENTIONALLY LEFT BLANK]















--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------















                           [INTENTIONALLY LEFT BLANK]















--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C3           COLLATERAL AND STRUCTURAL TERM SHEET        JUNE 9, 2006
--------------------------------------------------------------------------------

                                  CREDIT SUISSE

                                            REAL ESTATE DEBT CAPITAL MARKETS
------------------------------------------------------------------------------------------------------------------
 CONTACT                        PHONE                  FAX                     E-MAIL
------------------------------------------------------------------------------------------------------------------
 BARRY POLEN
 MANAGING DIRECTOR             212.325.3295            212.325.8104           barry.polen@credit-suisse.com

 KEN RIVKIN
 MANAGING DIRECTOR             212.538.8737            212.743.4762           ken.rivkin@credit-suisse.com

 CHRIS ANDERSON
 MANAGING DIRECTOR             212.325.3295            212.743.4790           chris.anderson@credit-suisse.com

 ANDREW WINER
 DIRECTOR                      212.325.3295            212.743.4521           andrew.winer@credit-suisse.com

 DEREK BARCELONA
 DIRECTOR                      212.325.2648            212.743.5830           derek.barcelona@credit-suisse.com

 JASON FRUCHTMAN
 VICE PRESIDENT                212.325.3492            212.743.4827           jason.fruchtman@credit-suisse.com

 GLEN JACKWICZ
 ASSISTANT VICE PRESIDENT      212.538.7172            917.326.3142           glen.jackwicz@credit-suisse.com

 WILLIAM CUMBY
 ASSOCIATE                     212.325.3295            212.743.4723           william.cumby@credit-suisse.com
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

------------------------------------------------------------------------------------------------------------------
                                                 STRUCTURED FINANCE
------------------------------------------------------------------------------------------------------------------
 CONTACT                        PHONE                  FAX                     E-MAIL
------------------------------------------------------------------------------------------------------------------
 JEFFREY ALTABEF
 MANAGING DIRECTOR             212.325.5584             212.743.5227           jeffrey.altabef@credit-suisse.com

 REESE MASON
 DIRECTOR                      212.325.8661             212.743.5227           reese.mason@credit-suisse.com

 LISA LEE
 VICE PRESIDENT                212.538.9174             212.743.4943           lisa.lee@credit-suisse.com

 JANE LAM
 ANALYST                       212.538.4459             212.743.4935           jane.lam@credit-suisse.com

 JACKSON SASTRI
 ANALYST                       212.538.2103             212.322.0876           jackson.sastri@credit-suisse.com

 SEEFAT SAYEED
 ANALYST                       212.538.2232             212.322.0902           seefat.sayeed@credit-suisse.com
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


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You have requested that Credit Suisse Securities (USA) LLC, PNC Capital Markets
LLC and J.P. Morgan Securities Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
                                       91
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